UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05576

Name of Fund:  BlackRock Global Allocation Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Global Allocation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2020

Date of reporting period: 04/30/2020

Item 1 – Report to Stockholders

APRIL 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Global Allocation Fund, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For much of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the long-term impact of the pandemic on the global economy.

Returns for most securities were robust for the first three quarters of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the reporting period with negative performance, while in the U.S. only large-capitalization stocks delivered a slightly positive return.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a positive return, while high-yield corporates were down due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption is certain to hurt worldwide economic growth, the global expansion is likely to continue once the impact of the outbreak subsides. Nonetheless, there are promising signs that a strong coordinated monetary and fiscal response is underway, both in the United States and abroad. With measures being taken to contain the virus and provide support to impacted businesses and individuals, we anticipate a sharp increase in economic activity as life returns to normal.

Overall, we favor a neutral stance toward risk, given the uncertainty surrounding the economic impact of coronavirus countermeasures. Among equities, we see an advantage in U.S. stocks compared to other developed markets, given the diversity of the U.S. economy and the impressive scope of monetary and fiscal stimulus. In bonds, the swift action taken by the world’s central banks means there are attractive opportunities in credit, and we expect credit spreads to narrow as markets stabilize. Both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.16)%	0.86%
U.S. small cap equities (Russell 2000® Index)	(15.47)	(16.39)
International equities (MSCI Europe, Australasia, Far East Index)	(14.21)	(11.34)
Emerging market equities (MSCI Emerging Markets Index)	(10.50)	(12.00)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.85	2.07
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	10.73	19.78
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	4.86	10.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(1.26)	2.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(6.60)	(4.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of April 30, 2020	BlackRock Global Allocation Fund, Inc.

Investment Objective

BlackRock Global Allocation Fund, Inc.’s (the “Fund”) investment objective is to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total return means the combination of capital growth and investment income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended April 30, 2020, the Fund outperformed both its reference benchmark, which is comprised of the S&P 500® Index (36%), FTSE World (ex-US) Index (24%), ICE BofAML Current 5-Year U.S. Treasury Index (24%) and FTSE Non-U.S. Dollar World Government Bond Index (16%) (the “Reference Benchmark”), and the broad-based all-equity benchmark, the FTSE World Index. The Fund invests in both equities and bonds; therefore, Fund management believes that the Reference Benchmark provides a more accurate representation of the Fund’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

From an equity sector perspective, an overweight to health care and an underweight to energy were additive. Stock selection within consumer discretionary, information technology (“IT”), real estate and communication services positively contributed to performance. Within fixed income, an underweight to non-U.S. sovereign bonds and exposure to credit contributed to performance. Management of positioning along the U.S. yield curve over the period was also additive. Exposure to cash and cash equivalents and gold-related securities positively impacted returns as well.

From an equity sector perspective, stock selection within industrials weighed on returns. Stock selection within financials negatively impacted performance, although this was partially offset by an underweight to the sector. A broad underweight exposure to fixed income detracted slightly from performance. Within fixed income, exposure to U.S. Treasury inflation-protected securities negatively impacted performance. Currency management, notably an underweight to the Australian dollar, detracted from returns as well.

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives contributed to the Fund’s performance.

Describe recent portfolio activity.

During the six-month period, the Fund’s overall equity allocation decreased from 65% to 61% of net assets. Within equities, the Fund increased exposure to IT, health care and consumer discretionary, and reduced exposure to industrials, financials, energy and communication services. From a regional perspective, exposure to Japan and Europe decreased, while exposure to the U.S. remained relatively unchanged.

The Fund’s allocation to fixed income decreased from 30% to 25% of net assets. Within fixed income, the Fund decreased exposure to government bonds and securitized securities.

Relative to the beginning of the period, the Fund’s exposure to precious metal securities increased from 2% to 4% of net assets.

Reflecting the changes in the Fund’s overall allocations to the equity, fixed income and precious metal asset classes during the period, the Fund’s exposure to cash and cash equivalent holdings increased from 3% to 10% of net assets. During the six-month period, cash helped mitigate portfolio volatility and served as a source of funds for new investments and meeting redemptions.

Describe portfolio positioning at period end.

Relative to its Reference Benchmark, the Fund ended the period overweight to equities, underweight to fixed income, and overweight to precious metal securities and cash and cash equivalents. Within equities, the Fund was overweight in health care, consumer discretionary, communication services and IT, and underweight in consumer staples, financials, industrials, real estate and energy. From a regional perspective, the Fund was overweight in the United States and underweight in Europe and Asia, specifically Japan and Australia within the latter region.

Within fixed income, the Fund was underweight in developed European sovereign debt, Japanese government bonds and, to a lesser extent, U.S. Treasuries. In addition, the Fund was overweight in corporate credit and securitized securities. With respect to currency exposure, the Fund was overweight in the U.S. dollar and Japanese yen, and was underweight in the euro, Canadian dollar and Australian dollar.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of April 30, 2020 (continued)	BlackRock Global Allocation Fund, Inc.

Performance Summary for the Period Ended April 30, 2020

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.65)%	2.07%	N/A	2.94%	N/A	4.98%	N/A
Investor A	(1.80)	1.76	(3.59)%	2.66	1.56%	4.70	4.13%
Investor C	(2.19)	0.95	(0.01)	1.89	1.89	3.91	3.91
Class K	(1.66)	2.10	N/A	3.00	N/A	5.01	N/A
Class R	(1.97)	1.43	N/A	2.32	N/A	4.34	N/A
FTSE World Index(c)	(7.71)	(4.22)	N/A	5.12	N/A	7.71	N/A
Reference Benchmark(d)	(2.99)	1.28	N/A	4.73	N/A	6.33	N/A
U.S. Stocks: S&P 500® Index(e)	(3.16)	0.86	N/A	9.12	N/A	11.69	N/A
Non-U.S. Stocks: FTSE World (ex-U.S.) Index(f)	(14.36)	(11.40)	N/A	0.23	N/A	3.44	N/A
Non-U.S. Bonds: FTSE Non-U.S. Dollar World Government Bond Index(g)	(1.29)	3.99	N/A	2.32	N/A	1.62	N/A
U.S. Bonds: ICE BofAML Current 5-Year U.S. Treasury Index(h)	6.34	11.08	N/A	3.04	N/A	3.25	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing market and economic trends.

(c)	This unmanaged capitalization-weighted index is comprised of 2,620 equities from 35 countries in 4 regions, including the United States.
(d)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index.

(e)	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.
(f)	This unmanaged capitalization-weighted index is comprised of 1,985 equities from 34 countries, excluding the United States.
(g)	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.
(h)

This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond. Effective January 1, 2020, the Fund’s benchmark was renamed from ICE BofAML Current 5-Year U.S. Treasury Index to ICE BofA Current 5-Year U.S. Treasury Index.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of April 30, 2020 (continued)	BlackRock Global Allocation Fund, Inc.

Portfolio Information

OVERALL ASSET EXPOSURE

	Percent of Fund’s Net Assets (a)		Reference Benchmark (b) Percentages
	04/30/20	10/31/19
U.S. Equities	41%	41%	35%
European Equities	10	11	12
Asia Pacific Equities	9	11	10
Other Equities	1	2	3

Total Equities	61	65	60

U.S. Dollar Denominated Fixed Income Securities	20	24	24
U.S. Issuers	18	22	—
Non-U.S. Issuers	2	2	—
Non-U.S. Dollar Denominated Fixed Income Securities	5	6	16

Total Fixed Income Securities	25	30	40

Commodity-Related	4	2	—

Cash & Short-Term Securities	10	3	—

(a)	Exposure based on market value and adjusted for the economic value of futures, swaps, and options (except with respect to fixed income securities), and convertible bonds.
(b)

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-Year U.S. Treasury Index; and 16% FTSE Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 5 of this report to shareholders in the “Performance Summary” section.

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (a)
Country/Geographic Region	Long	Short		Total
United States	71%	—	%(b)	71%
Japan	4	—		4
China	4	—		4
Italy	3	—		3
France	2	—		2
Netherlands	2	—		2
United Kingdom	2	—		2
Australia	2	—		2
Switzerland	1	—		1
Germany	1	—		1
Spain	1	—		1
Hong Kong	1	—		1
Taiwan	1	—		1
Other	5	—		5

(a)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(b)	Rounds to less than 1%.

TEN LARGEST HOLDINGS (EQUITY INVESTMENTS)

Security	Percent of Total Investments (a)
Microsoft Corp.	2%
Amazon.com, Inc.	2
Apple, Inc.	2
Alphabet, Inc.	2
UnitedHealth Group, Inc.	1
Charter Communications, Inc.	1
Comcast Corp.	1
Siemens AG, Registered Shares	1
Mastercard, Inc.	1
NextEra Energy, Inc.	1

(a)	Excludes short-term securities, options purchased, options written and investments sold short.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of June 8, 2016 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table on page 5 assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreements.

ABOUT FUND PERFORMANCE	7

Disclosure of Expenses	BlackRock Global Allocation Fund, Inc.

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2019 and held through April 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual				Hypothetical (c)
			Expenses Paid During the Period			Including Dividend Expense and Broker Fees and Expenses on Short Sales		Excluding Dividend Expense and Broker Fees and Expenses on Short Sales
	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Including Dividend Expense and Broker Fees and Expenses on Short Sales (a)	Excluding Dividend Expense and Broker Fees and Expenses on Short Sales (b)	Beginning Account Value (11/01/19)	Ending Account Value (04/30/20)	Expenses Paid During the Period (a)	Ending Account Value (04/30/20)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$983.00	$4.04	$3.99	$1,000.00	$1,020.79	$4.12	$1,020.84	$4.07
Investor A	1,000.00	982.00	5.37	5.37	1,000.00	1,019.44	5.47	1,019.44	5.47
Investor C	1,000.00	978.10	9.10	9.05	1,000.00	1,015.66	9.27	1,015.71	9.22
Class K	1,000.00	983.40	3.70	3.65	1,000.00	1,021.13	3.77	1,021.13	3.77
Class R	1,000.00	980.30	7.04	6.99	1,000.00	1,017.75	7.17	1,017.80	7.12

(a)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.82% for Institutional, 1.09% for Investor A, 1.85% for Investor C, 0.75% for Class K and 1.43% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.81% for Institutional, 1.09% for Investor A, 1.84% for Investor C, 0.74% for Class K and 1.42% for Class R), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 58.0%

Australia — 0.1%
AGL Energy Ltd.	53,554	$587,755
BHP Group Ltd.	26,171	534,263
BHP Group PLC	7,159	120,164
Brambles Ltd.	43,954	314,164
Coles Group Ltd.	6,773	67,918
Goodman Group	43,599	371,343
Newcrest Mining Ltd.	459,597	9,161,202
Quintis HoldCo Pty. Ltd.(a)(x)	43,735,802	7,410,114
Wesfarmers Ltd.	12,625	306,654
Woodside Petroleum Ltd.	6,724	96,283
Woolworths Group Ltd.	3,180	73,591

		19,043,451

Austria — 0.1%
Erste Group Bank AG	408,900	8,862,023

Belgium — 0.1%
KBC Group NV(b)	294,305	15,963,374
UCB SA	1,590	145,706

		16,109,080

Brazil — 0.1%
Azul SA — ADR(b)(c)	2,116,869	20,237,268
B3 SA — Brasil Bolsa Balcao	60,896	430,244
Banco do Brasil SA	46,009	241,133
Banco Santander Brasil SA	46,332	230,045
Centrais Eletricas Brasileiras SA	21,844	97,412
Engie Brasil Energia SA	33,736	242,695
Petrobras Distribuidora SA	136,600	490,594
Petroleo Brasileiro SA(b)	110,722	379,736

		22,349,127

Canada — 0.6%
Barrick Gold Corp.	619,846	15,955,373
Cenovus Energy, Inc.(b)	26,924	97,680
CGI, Inc.(b)	6,356	405,347
Constellation Software, Inc.	739	710,639
Enbridge, Inc.	2,639,629	80,879,469
Fairfax Financial Holdings Ltd.	1,028	278,737
First Quantum Minerals Ltd.	1,313,775	8,022,621
George Weston Ltd.	822	58,310
Imperial Oil Ltd.	6,401	103,422
Nutrien Ltd.	5,622	200,776
Thomson Reuters Corp.	8,518	600,137
Wheaton Precious Metals Corp.	439,205	16,688,496

		124,001,007

Chile — 0.0%
Cia Cervecerias Unidas SA, ADR	136,135	1,935,840

China — 2.6%
AAC Technologies Holdings, Inc.(b)	960,000	4,540,407
Agile Group Holdings Ltd.	164,000	184,462
Aier Eye Hospital Group Co. Ltd., Class A	1,543,659	9,532,977
Alibaba Group Holding Ltd.(b)	372,200	9,446,144
Alibaba Group Holding Ltd. — ADR(b)	490,465	99,402,542
Alibaba Health Information Technology Ltd.(b)	2,792,000	6,678,484
Amoy Diagnostics Co. Ltd., Class A	382,900	4,220,715
Anhui Conch Cement Co. Ltd., Class H	66,000	520,435
ANTA Sports Products Ltd.	877,000	7,468,559
Asymchem Laboratories Tianjin Co. Ltd., Class A	185,603	4,870,753
Autobio Diagnostics Co. Ltd., Class A	297,578	5,606,219
Beijing Capital International Airport Co. Ltd., Class H	276,000	184,925
Beijing Enterprises Holdings Ltd.	129,000	456,994
Brilliance China Automotive Holdings Ltd.	3,476,000	3,216,126

Security	Shares	Value

China (continued)
China CITIC Bank Corp. Ltd., Class H	1,015,000	$495,862
China East Education Holdings Ltd.(d)	208,500	334,986
China International Travel Service Corp. Ltd., Class A	490,200	6,260,766
China Longyuan Power Group Corp. Ltd., Class H	354,000	176,940
China Merchants Bank Co. Ltd., Class H	929,000	4,396,315
China Mobile Ltd.	136,500	1,097,331
China National Building Material Co. Ltd., Class H	112,000	139,904
China Oilfield Services Ltd., Class H	1,652,000	1,286,767
China Overseas Land & Investment Ltd.	2,600,000	9,604,259
China Resources Cement Holdings Ltd.	366,000	498,018
China Resources Pharmaceutical Group Ltd.(d)	1,051,000	660,058
China Resources Power Holdings Co. Ltd.	418,000	495,098
China Telecom Corp. Ltd., Class H	2,558,000	883,534
China Unicom Hong Kong Ltd.	1,146,000	741,155
China United Network Communications Ltd., Class A	230,900	168,728
CNOOC Ltd.	773,000	854,645
Country Garden Services Holdings Co. Ltd.	87,298	403,332
Dali Foods Group Co. Ltd.(d)	606,500	374,686
Foshan Haitian Flavouring & Food Co. Ltd., Class A	245,393	4,221,029
Fosun International Ltd.	256,000	321,399
Glodon Co. Ltd., Class A	829,930	6,073,657
Great Wall Motor Co. Ltd., Class A	760,348	858,056
Gree Electric Appliances, Inc. of Zhuhai, Class A(b)	576,600	4,395,214
Guangdong Marubi Biotechnology Co. Ltd.(b)	406,800	4,138,852
Guangzhou Automobile Group Co. Ltd., Class A	1,759,262	2,417,200
Guangzhou Automobile Group Co. Ltd., Class H	4,034,000	3,619,736
Guangzhou Baiyun International Airport Co. Ltd., Class A	2,497,100	5,535,553
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd.	7,700	33,274
Guotai Junan Securities Co. Ltd., Class H(d)	71,800	102,196
Haidilao International Holding Ltd.(c)(d)	1,035,000	4,485,407
Haier Smart Home Co. Ltd., Class A	2,018,016	4,339,804
Haitong Securities Co. Ltd., Class H(b)	188,000	170,200
Han’s Laser Technology Industry Group Co. Ltd., Class A	973,532	4,107,651
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	2,315,397	10,357,378
Hangzhou Robam Appliances Co. Ltd., Class A	1,104,433	4,909,606
Hangzhou Tigermed Consulting Co. Ltd., Class A	497,862	5,317,286
Hansoh Pharmaceutical Group Co. Ltd.(b)(d)	30,000	115,838
Hengan International Group Co. Ltd.	307,500	2,734,580
Huadian Power International Corp. Ltd., Class H	320,000	111,322
Huadong Medicine Co. Ltd., Class A	9,400	26,195
Huazhu Group Ltd., ADR(c)	225,768	8,129,906
Hundsun Technologies, Inc., Class A	474,693	6,791,160
HUYA, Inc., ADR(b)	9,308	151,069
Industrial & Commercial Bank of China Ltd., Class H	6,230,000	4,177,272
Inner Mongolia Yili Industrial Group Co. Ltd., Class A	922,914	3,770,347
Inspur Electronic Information Industry Co. Ltd., Class A	605,704	3,527,412
JD.com, Inc. — ADR(b)	14,974	645,379
Jiangsu Hengrui Medicine Co. Ltd., Class A	258,337	3,347,533
Jiangxi Copper Co. Ltd., Class H	191,000	185,817
Kingdee International Software Group Co. Ltd.(b)	9,933,000	14,205,922
Kunlun Energy Co. Ltd.	566,000	368,746
Kweichow Moutai Co. Ltd., Class A	51,000	9,052,155
Lenovo Group Ltd.	3,032,000	1,637,877
Li Ning Co. Ltd.	88,000	277,858
Meituan Dianping, Class B(b)	753,400	10,087,334
Momo, Inc., ADR	25,045	603,084
NetEase, Inc. — ADR	19,167	6,611,848
New Oriental Education & Technology Group, Inc. — ADR(b)	37,309	4,762,867

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

China (continued)
PICC Property & Casualty Co. Ltd., Class H	398,000	$380,864
Ping An Insurance Group Co. of China Ltd., Class A	325,800	3,382,197
Shanghai International Airport Co. Ltd., Class A	542,468	5,360,505
Shenzhen Goodix Technology Co. Ltd., Class A	2,600	85,619
Shenzhen Inovance Technology Co. Ltd., Class A	1,616,800	7,397,518
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	160,276	5,721,389
Silergy Corp.	175,000	6,952,460
Sinopec Shanghai Petrochemical Co. Ltd., Class H	234,000	63,531
Tencent Holdings Ltd.	2,088,000	109,764,975
Tencent Music Entertainment Group, ADR(b)	7,412	84,571
Tingyi Cayman Islands Holding Corp.	84,000	149,108
Trip.com Group Ltd., ADR(b)	355,912	9,168,293
Tsingtao Brewery Co. Ltd., Class H	20,000	121,499
Venus MedTech Hangzhou, Inc., Class H(b)(d)	800,500	5,483,256
Venustech Group, Inc., Class A	884,888	5,065,578
Vipshop Holdings Ltd. — ADR(b)	28,710	457,350
Want Want China Holdings Ltd.	5,275,000	3,759,711
Weichai Power Co. Ltd., Class H	84,000	147,589
Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	481,934	6,204,323
WuXi AppTec Co. Ltd., Class A	363,594	5,121,491
Wuxi Biologics Cayman, Inc.(b)(d)	489,000	7,611,976
Yifeng Pharmacy Chain Co. Ltd., Class A	398,800	5,308,607
Yihai International Holding Ltd.(b)	677,000	5,394,935
Yonyou Network Technology Co. Ltd., Class A	513,007	3,315,782
Yum China Holdings, Inc.(b)	176,625	8,559,248
Zhuzhou CRRC Times Electric Co. Ltd., Class H	146,700	448,775

		537,438,295

Denmark — 0.0%
AP Moeller — Maersk A/S, Class A	29	26,871
Coloplast A/S, Class B	1,380	217,659
DSV Panalpina AS	25,982	2,699,535
Genmab A/S(b)	8,999	2,163,220

		5,107,285

Finland — 0.2%
Fortum OYJ	21,551	357,103
Neste OYJ	1,278,825	45,162,363
Nokia OYJ(b)	99,653	359,243

		45,878,709

France — 2.0%
Airbus SE(b)	766	48,502
BNP Paribas SA(b)	446,615	14,031,001
Carrefour SA	18,380	272,965
Cie de Saint-Gobain(b)	356,482	9,485,240
CNP Assurances(b)	46,127	475,879
Danone SA	1,921,070	133,892,870
Eiffage SA(b)	77,891	6,365,391
Electricite de France SA(b)	38,463	306,201
Engie SA(b)	21,698	235,414
EssilorLuxottica SA(b)	394,985	49,066,788
LVMH Moet Hennessy Louis Vuitton SE	48,797	18,864,556
Safran SA(b)	763,138	70,949,762
Sanofi	1,143,874	111,726,439
Schneider Electric SE	5,432	501,984
Societe Generale SA(b)	292,238	4,584,929
Sodexo SA(c)	54,551	4,361,107
TOTAL SA	1,527	54,197
Vivendi SA	11,539	249,394

		425,472,619

Germany — 1.0%
Bayer AG, Registered Shares	2,760	181,523

Security	Shares	Value

Germany (continued)
Deutsche Boerse AG	3,083	$477,984
Deutsche Post AG, Registered Shares	34,855	1,035,444
Deutsche Telekom AG, Registered Shares	2,200,178	32,165,756
Evonik Industries AG	6,258	153,949
HeidelbergCement AG	5,728	271,571
Henkel AG & Co. KGaA	10,130	789,667
Knorr-Bremse AG	59,429	5,527,103
Merck KGaA	581	67,430
Siemens AG, Registered Shares	1,767,079	163,071,525
Vonovia SE	224,682	11,110,264

		214,852,216

Hong Kong — 0.9%
AIA Group Ltd.	10,774,000	98,881,257
CK Infrastructure Holdings Ltd.	790,500	4,695,579
CLP Holdings Ltd.	539,000	5,769,524
Hang Lung Properties Ltd.	3,617,000	7,737,511
HKT Trust & HKT Ltd.(e)	3,245,000	5,236,521
Hong Kong Exchanges & Clearing Ltd.	1,500	48,093
Hysan Development Co. Ltd.	927,000	3,092,616
Jardine Matheson Holdings Ltd.	143,100	6,267,941
Power Assets Holdings Ltd.	7,000	46,902
Sun Hung Kai Properties Ltd.	4,420,666	60,447,409
WH Group Ltd.(d)	4,044,000	3,856,974

		196,080,327

India — 0.6%
Asian Paints Ltd.	260,575	6,080,025
HDFC Asset Management Co. Ltd.(d)	2,916	97,612
Hero MotoCorp Ltd.	63,287	1,805,161
Hindustan Unilever Ltd.	496,489	14,376,100
ICICI Bank Ltd.	1,341,815	6,731,666
Infosys Ltd.	18,233	170,426
Larsen & Toubro Ltd.	326,052	3,866,371
Petronet LNG Ltd.	741,866	2,390,016
Reliance Industries Ltd.	4,732,024	92,004,798
Vedanta Ltd.	453,746	528,911
Wipro Ltd.	132,772	337,088
Zee Entertainment Enterprises Ltd.	1,620,536	3,396,402

		131,784,576

Indonesia — 0.0%
Bank Central Asia Tbk PT	3,556,000	6,159,667

Italy — 1.3%
Enel SpA	18,680,199	127,594,045
Intesa Sanpaolo SpA(b)	5,650,528	8,823,319
RAI Way SpA(d)	4,017,745	21,659,836
Snam SpA	1,482,743	6,651,420
UniCredit SpA(b)	12,955,470	100,052,098

		264,780,718

Japan — 2.6%
AGC, Inc.	20,200	498,135
Ajinomoto Co., Inc.	3,766,800	67,089,626
Astellas Pharma, Inc.	5,089,050	84,168,542
Canon, Inc.	2,900	61,002
Dentsu Group Inc.	4,400	91,889
East Japan Railway Co.	701,773	51,243,447
Eisai Co. Ltd.	700	48,868
FamilyMart Co. Ltd.	26,300	445,986
FUJIFILM Holdings Corp.	4,500	214,346
Fujitsu Ltd.	2,400	233,156
Hitachi Ltd.	15,100	448,159
Hoya Corp.	700,317	63,864,231
Japan Airlines Co. Ltd.	1,303,200	23,246,203
KDDI Corp.	439,500	12,729,796

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keyence Corp.	30,100	$10,746,062
Maeda Road Construction Co. Ltd.	80,100	1,482,939
Mitsubishi Estate Co. Ltd.	752,700	12,177,278
Mitsubishi Heavy Industries Ltd.	38,700	992,408
Murata Manufacturing Co. Ltd.	905,420	51,017,664
NEC Corp.	26,700	1,024,607
Nintendo Co. Ltd.	700	289,047
Nippon Telegraph & Telephone Corp.	460,800	10,494,092
Nissan Motor Co. Ltd.(b)	209,300	712,413
NTT Data Corp.	29,400	300,003
Okumura Corp.	7,924	169,074
Olympus Corp.	17,200	272,910
Omron Corp.	3,700	217,320
Otsuka Holdings Co. Ltd.	14,400	565,978
Rakuten, Inc.	20,300	172,128
Recruit Holdings Co. Ltd.	1,400	40,840
Renesas Electronics Corp.(b)	20,900	110,361
Sekisui House Ltd.	7,500	128,660
Seven & i Holdings Co. Ltd.	11,600	384,158
Shin-Etsu Chemical Co. Ltd.	635,440	70,090,295
Shionogi & Co. Ltd.	2,300	127,023
Sompo Holdings, Inc.	4,500	145,960
Subaru Corp.	1,766,090	35,347,407
Suzuki Motor Corp.	1,420,608	45,339,063
Toagosei Co. Ltd.	73,800	675,222
Tokyo Electron Ltd.	1,200	255,577
Toshiba Corp.	5,500	136,388

		547,798,263

Mexico — 0.0%
Alfa SAB de CV, Series A	104,472	42,741
America Movil SAB de CV, Series L	156,177	94,610
Fomento Economico Mexicano SAB de CV	36,878	238,350
Grupo Bimbo SAB de CV, Series A	177,959	262,792

		638,493

Netherlands — 1.7%
Adyen NV(b)(d)	33,092	32,680,986
Akzo Nobel NV	50,505	3,832,815
ASML Holding NV	359,114	104,891,911
ING Groep NV(b)	7,624,983	42,721,142
Koninklijke Ahold Delhaize NV	23,900	580,300
Koninklijke Philips NV(b)	2,585,587	112,712,138
NXP Semiconductors NV	582,181	57,967,762
Royal Dutch Shell PLC, Class A	1,890	31,117

		355,418,171

Poland — 0.0%
Polski Koncern Naftowy ORLEN SA	12,809	194,432

Portugal — 0.0%
Jeronimo Martins SGPS SA	296,252	5,022,514

Saudi Arabia — 0.0%
Riyad Bank	21,330	96,429

Singapore — 0.4%
CapitaLand Ltd.(b)	22,804,800	48,386,412
ComfortDelGro Corp. Ltd.	3,567,100	4,158,606
DBS Group Holdings Ltd.	470,500	6,624,220
Singapore Telecommunications Ltd.	2,213,700	4,423,497
United Overseas Bank Ltd.	843,500	12,052,859
Wilmar International Ltd.	136,300	343,242

		75,988,836

South Africa — 0.0%
Anglo American Platinum Ltd.	3,401	178,485
AngloGold Ashanti Ltd.	2,088	50,968

Security	Shares	Value

South Africa (continued)
Aspen Pharmacare Holdings Ltd.(b)	20,564	$128,272
Kumba Iron Ore Ltd.	21,547	405,530
MTN Group Ltd.	130,334	342,499
MultiChoice Group(b)	66,137	309,978
Old Mutual Ltd.	102,284	74,248

		1,489,980

South Korea — 0.2%
Amorepacific Corp.	765	110,810
Amorepacific Group	3,913	187,270
Celltrion, Inc.(b)	1,791	309,550
Hana Financial Group, Inc.	9,131	208,443
Hyundai Mobis Co. Ltd.	3,033	428,806
Kakao Corp.	50,681	7,658,849
KB Financial Group, Inc.	7,055	201,853
Kia Motors Corp.	19,836	484,488
LG Chem Ltd.	23,457	7,288,399
LG Electronics, Inc.	19,267	867,113
LG Uplus Corp.	19,584	215,053
NCSoft Corp.	14,037	7,437,490
POSCO	22,282	3,366,931
Shinhan Financial Group Co. Ltd.	28,051	711,164
SK Telecom Co. Ltd.	3,453	600,144

		30,076,363

Spain — 0.3%
Cellnex Telecom SA(d)	1,057,540	55,314,382
Endesa SA	15,471	343,149
Naturgy Energy Group SA	2,416	42,685
Repsol SA	21,671	196,704
Telefonica SA	42,600	194,788

		56,091,708

Sweden — 0.0%
Hennes & Mauritz AB, Class B(b)	44,629	610,060
Telefonaktiebolaget LM Ericsson, Class B	50,365	430,276

		1,040,336

Switzerland — 1.2%
Alcon, Inc.(b)	88,940	4,696,883
Glencore PLC(b)	30,380	56,915
LafargeHolcim Ltd., Registered Shares(b)	7,781	323,168
Nestle SA, Registered Shares	863,091	91,409,985
Novartis AG, Registered Shares	10,218	871,988
Roche Holding AG	446,666	154,679,250
SGS SA, Registered Shares	59	133,086

		252,171,275

Taiwan — 0.9%
Asustek Computer, Inc.	67,000	452,896
Cathay Financial Holding Co. Ltd.	2,811,000	3,750,769
Chunghwa Telecom Co. Ltd.	1,438,000	5,285,228
Formosa Chemicals & Fibre Corp.	1,334,000	3,379,053
Formosa Petrochemical Corp.	669,000	2,007,210
Formosa Plastics Corp.	1,300,000	3,815,818
Fubon Financial Holding Co. Ltd.	3,058,000	4,323,948
Hon Hai Precision Industry Co. Ltd.	1,937,760	4,979,978
MediaTek, Inc.	50,000	690,421
Nan Ya Plastics Corp.	1,613,000	3,568,368
Taiwan Semiconductor Manufacturing Co. Ltd.	14,808,000	149,380,080
Uni-President Enterprises Corp.	2,630,000	6,123,656
United Microelectronics Corp.	790,000	408,718
Yageo Corp.	468,000	6,055,142

		194,221,285

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

Thailand — 0.1%
Advanced Info Service PCL, Foreign Registered Shares	941,700	$5,726,289
Intouch Holdings PCL, Class F	3,365,900	5,513,421
Thai Beverage PCL	4,648,100	2,262,481

		13,502,191

Turkey — 0.0%
BIM Birlesik Magazalar AS	15,501	123,083
Tupras Turkiye Petrol Rafinerileri AS(b)	164,875	2,141,082

		2,264,165

United Arab Emirates — 0.0%
Jawbone Health Hub, Inc., (Acquired 01/24/17, Cost $0)(a)(f)	1,518,232	15
NMC Health PLC(a)(b)	1,077,976	14

		29

United Kingdom — 1.6%
Aon PLC	4,551	785,821
AstraZeneca PLC	466,573	48,799,803
Berkeley Group Holdings PLC	210,757	11,063,277
BP PLC	41,018	161,628
Coca-Cola European Partners PLC	9,631	381,773
Compass Group PLC(b)	12,708	213,843
Experian PLC	5,341	160,392
Fiat Chrysler Automobiles NV	88,590	768,424
GlaxoSmithKline PLC	46,933	979,144
HUT Group (THG), (Acquired 12/03/19, cost $24,716,037)(a)(f)	38,032	24,309,907
Liberty Global PLC, Class C(b)	9,366	171,491
RELX PLC	26,102	588,908
Rolls-Royce Holdings PLC(b)	118,679	491,207
Unilever NV	1,599,645	79,661,164
Unilever PLC	889,304	45,792,195
Vodafone Group PLC	77,482,268	109,302,202

		323,631,179

United States — 39.4%
Abbott Laboratories(g)	1,047,600	96,473,484
AbbVie, Inc.	1,020,662	83,898,416
Adobe, Inc.(b)	129,206	45,692,410
Agilent Technologies, Inc.	929,893	71,285,597
Air Products & Chemicals, Inc.	625,413	141,080,665
Alexion Pharmaceuticals, Inc.(b)	47,922	5,150,177
Alphabet, Inc., Class C(b)	246,300	332,174,958
Amazon.com, Inc.(b)(g)	163,907	405,505,918
American International Group, Inc.	14,475	368,099
American Tower Corp.	67,379	16,036,202
Ameriprise Financial, Inc.	1,866	214,478
Amgen, Inc.	1,644	393,278
Anthem, Inc.	458,125	128,609,431
Apellis Pharmaceuticals, Inc.(b)	132,284	4,533,373
Apple, Inc.	1,221,364	358,836,743
Applied Materials, Inc.	867,119	43,078,472
Aptiv PLC(b)	561,163	39,028,887
AT&T, Inc.	10,365	315,822
Autodesk, Inc.(b)(c)	493,095	92,272,867
AutoZone, Inc.(b)	264	269,364
AvalonBay Communities, Inc.	1,215	197,984
Bank of America Corp.	6,005,859	144,440,909
Bank of New York Mellon Corp.	5,477	205,607
Baxter International, Inc.	106,435	9,449,299
Becton Dickinson & Co.	297,587	75,149,645
Berkshire Hathaway, Inc., Class B(b)	137,796	25,817,459
BioMarin Pharmaceutical, Inc.(b)	63,410	5,834,988
Booking Holdings, Inc.(b)	775	1,147,442

Security	Shares	Value

United States (continued)
Boston Scientific Corp.(b)	1,209,474	$45,331,086
Bristol-Myers Squibb Co.	1,466,415	89,172,696
C.H. Robinson Worldwide, Inc.	128,374	9,101,717
Cadence Design Systems, Inc.(b)	135,880	11,023,944
Capital One Financial Corp.	842,773	54,577,980
Cardinal Health, Inc.	1,028	50,865
Cerner Corp.	13,947	967,782
Charles Schwab Corp.	1,022,580	38,571,718
Charter Communications, Inc., Class A(b)(g)	361,736	179,142,519
Chevron Corp.	2,290	210,680
Chubb Ltd.	334,579	36,137,878
Cintas Corp.(c)	2,075	460,297
Cisco Systems, Inc.	11,822	501,016
Citigroup, Inc.	1,163,021	56,476,300
CME Group, Inc.	2,731	486,692
Coca-Cola Co.	4,937	226,559
Colgate-Palmolive Co.	422,396	29,681,767
Comcast Corp., Class A(g)	4,736,334	178,228,248
Corteva, Inc.(b)	2,114	55,366
Costco Wholesale Corp.	171,858	52,072,974
Crowdstrike Holdings, Inc., Class A(b)	146,289	9,897,914
Crown Castle International Corp.	2,601	414,677
Cummins, Inc.	1,299	212,387
CVS Health Corp.	2,875	176,956
D.R. Horton, Inc.	2,777,251	131,141,792
Dell Technologies, Inc., Class C(b)	11,337	483,977
Delta Air Lines, Inc.(b)	27,385	709,545
DexCom, Inc.(b)	12,367	4,145,418
Discover Financial Services	1,123	48,255
Dollar Tree, Inc.(b)	41,421	3,300,011
DuPont de Nemours, Inc.	12,625	593,628
Eaton Corp. PLC	1,930	161,155
eBay, Inc.	28,736	1,144,555
Edwards Lifesciences Corp.(b)	100,806	21,925,305
Electronic Arts, Inc.(b)	4,080	466,181
Eli Lilly & Co.	6,917	1,069,645
Emerson Electric Co.	1,454,536	82,952,188
Exelon Corp.	199,018	7,379,587
Expedia Group, Inc.	16,146	1,146,043
Exxon Mobil Corp.	169,707	7,886,284
Facebook, Inc., Class A(b)	594,525	121,705,213
FedEx Corp.	2,143	271,668
Ferguson PLC(b)	118,898	8,572,810
Fieldwood Energy, Inc.	344,621	17,231
Fieldwood Energy, Inc.(b)	93,042	4,652
FleetCor Technologies, Inc.(b)	313,961	75,743,091
Ford Motor Co.(b)	9,278	47,225
Fortinet, Inc.(b)	103,303	11,129,865
Fortive Corp.(c)	904,130	57,864,320
Fortune Brands Home & Security, Inc.	126,447	6,094,745
Franklin Resources, Inc.	25,553	481,419
Freeport-McMoRan, Inc.(b)	941,235	8,311,105
General Electric Co.	19,642	133,566
Gilead Sciences, Inc.	839,271	70,498,764
Global Payments, Inc.	362,159	60,125,637
Guardant Health, Inc.(b)	130,712	10,059,596
Hartford Financial Services Group, Inc.	249,785	9,489,332
HCA Healthcare, Inc.(b)	692,988	76,145,521
Hershey Co.	1,351	178,913
Hess Corp.	487,874	23,730,191
Hewlett Packard Enterprise Co.	72,083	725,155
Home Depot, Inc.	476,115	104,664,360
HP, Inc.	37,067	574,909
iHeartMedia, Inc.	10,778	75,662

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Illumina, Inc.(b)	11,670	$3,723,080
Incyte Corp.(b)	4,228	412,906
Insulet Corp.(b)(c)	17,067	3,408,621
Intel Corp.	13,125	787,238
Intercontinental Exchange, Inc.	9,161	819,451
International Flavors & Fragrances, Inc.(c)	652,806	85,537,170
Intuit, Inc.	78,945	21,300,150
Intuitive Surgical, Inc.(b)	45,534	23,262,410
IQVIA Holdings, Inc.(b)(c)	2,120	302,291
JBS SA	765,906	3,357,767
Johnson & Johnson	1,029,925	154,529,947
JPMorgan Chase & Co.	1,601,723	153,380,995
Kroger Co.	15,471	489,038
L3Harris Technologies, Inc.	326,880	63,316,656
Lam Research Corp.	1,380	352,286
Las Vegas Sands Corp.(b)	53,000	2,545,060
Lennar Corp., Class A	1,024,644	51,303,925
Liberty Broadband Corp., Class C(b)	17,600	2,159,168
Liberty Media Corp. — Liberty SiriusXM, Class A(b)	453,787	15,297,160
Liberty Media Corp. — Liberty SiriusXM, Class C(b)	875,897	29,841,811
Live Nation Entertainment, Inc.(b)	45,182	2,027,316
Lookout, Inc., (Acquired 03/04/15, cost $2,002,652)(a)(f)	175,316	850,283
Lowe’s Cos., Inc.	1,012,444	106,053,509
Madison Square Garden Co., Class A(b)	2,352	402,945
Marathon Petroleum Corp.	300,500	9,640,040
Marsh & McLennan Cos., Inc.(c)	1,066,907	103,842,058
Marvell Technology Group Ltd.	500,455	13,382,167
Masco Corp.	326,256	13,389,546
Mastercard, Inc., Class A	589,484	162,090,416
McDonald’s Corp.	760,656	142,668,639
Medtronic PLC	96,829	9,453,415
Merck & Co., Inc.	1,510,520	119,844,657
MGM Resorts International	85,836	1,444,620
Microchip Technology, Inc.	420,692	36,907,309
Micron Technology, Inc.(b)	548,783	26,281,218
Microsoft Corp.	2,320,567	415,868,812
Mondelez International, Inc., Class A	205,866	10,589,747
Monster Beverage Corp.(b)(c)	940	58,101
Moody’s Corp.	1,674	408,289
Morgan Stanley	3,680,694	145,129,764
Motorola Solutions, Inc.	138,364	19,898,127
Nevro Corp.(b)	26,003	3,058,993
Newmont Corp.	299,331	17,804,208
NextEra Energy, Inc.	694,512	160,515,613
NortonLifeLock, Inc.	327,783	6,971,944
NVIDIA Corp.	277,026	80,969,159
Okta, Inc.(b)	68,308	10,335,000
ONEOK, Inc.	15,116	452,422
Oracle Corp.	748,810	39,664,466
Palo Alto Networks, Inc.(b)	64,829	12,739,547
PayPal Holdings, Inc.(b)	475,243	58,454,889
Peloton Interactive, Inc., Class A(b)	701,336	22,092,084
PepsiCo, Inc.	113,707	15,042,299
Pfizer, Inc.	2,785,429	106,849,056
Philip Morris International, Inc.	62,810	4,685,626
Pioneer Natural Resources Co.	202,997	18,129,662
PPG Industries, Inc.	1,193,863	108,438,576
Procter & Gamble Co.	13,011	1,533,607
Prologis, Inc.	479,934	42,824,511
Proofpoint, Inc.(b)	47,524	5,785,097
PTC Therapeutics, Inc.(b)	43,411	2,210,488
PTC, Inc.(b)	110,565	7,656,626
Public Storage	3,964	735,124

Security	Shares	Value

United States (continued)
QUALCOMM, Inc.	9,945	$782,373
Raytheon Technologies Corp.	2,411,881	156,314,008
Regeneron Pharmaceuticals, Inc.(b)(c)	5,184	2,726,162
Republic Services, Inc.	1,938	151,823
ResMed, Inc.	49,681	7,716,453
salesforce.com, Inc.(b)(c)	955,979	154,820,799
Sarepta Therapeutics, Inc.(b)(c)	39,703	4,680,190
Schlumberger Ltd.	167,732	2,821,252
Seattle Genetics, Inc.(b)(c)	30,690	4,211,589
ServiceNow, Inc.(b)	158,363	55,670,929
Simply Good Foods Co.(b)(c)	316,545	5,966,873
Splunk, Inc.,(b)(c)	94,966	13,329,428
Stanley Black & Decker, Inc.	5,114	563,563
Starbucks Corp.	2,026,098	155,462,500
Stryker Corp.	48,699	9,078,955
Synchrony Financial	11,322	224,062
Target Corp.	6,399	702,226
Tesla, Inc.(b)(c)	15,284	11,950,254
Texas Instruments, Inc.	2,378	276,014
Thermo Fisher Scientific, Inc.	316,830	106,036,664
Thor Industries, Inc.	2,924	193,569
TJX Cos., Inc.(b)	1,664,876	81,662,168
Travelers Cos., Inc.	92,657	9,377,815
Truist Financial Corp.	1,337,830	49,927,816
U.S. Bancorp	335,098	12,231,077
Uber Technologies, Inc.(b)	2,109,673	63,859,802
Union Pacific Corp.	693,267	110,777,134
United Airlines Holdings, Inc.(b)	32,194	952,299
United Parcel Service, Inc., Class B	5,558	526,120
UnitedHealth Group, Inc.	783,639	229,190,898
Vail Resorts, Inc.(b)	1,217	208,107
Verizon Communications, Inc.	198,227	11,388,141
Vertex Pharmaceuticals, Inc.(b)	177,800	44,663,360
Vertiv Holdings Co., (Acquired 02/04/2020, cost $51,266,950)(f)	5,126,695	54,291,700
Visa, Inc., Class A	68,748	12,286,643
Vistra Energy Corp.	540,367	10,558,771
VMware, Inc., Class A(b)	595,209	78,281,888
Walgreens Boots Alliance, Inc.	12,338	534,112
Walmart, Inc.	848,776	103,168,723
Walt Disney Co.	411,032	44,453,111
Wells Fargo & Co.	304,981	8,859,698
Western Digital Corp.	11,099	511,442
Weyerhaeuser Co.	597,857	13,075,133
Williams Cos., Inc.	1,193,283	23,113,892
Willis Towers Watson PLC	3,083	549,668
Winnebago Industries, Inc.	4,589	203,614
Workday, Inc., Class A(b)	2,795	430,151
Wynn Resorts Ltd.	79,631	6,810,839
Xilinx, Inc.	330,286	28,866,996
Yum! Brands, Inc.	7,033	607,862
Zillow Group, Inc., Class C(b)	122,341	5,378,110
Zoetis, Inc.	84,969	10,987,341
Zscaler, Inc.(b)	102,459	6,872,950

		8,233,434,683

Total Common Stocks — 58.0% (Cost — $10,033,673,183)		12,112,935,272

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 0.4%
AIMCO CLO Series, Series 2018-AA, Class B, (3 mo. LIBOR US + 1.40%), 2.53%, 04/17/31(d)(h)	USD	466	$418,725
Ares XXIX CLO Ltd., Series 2014-1A, Class BR, (3 mo. LIBOR US + 2.30%), 3.43%, 04/17/26(d)(h)		500	471,499
Atrium XII, Series 12A(d)(h):
Class AR, (3 mo. LIBOR US + 0.83%), 1.93%, 04/22/27		1,135	1,108,728
Class BR, (3 mo. LIBOR US + 1.35%), 2.45%, 04/22/27		695	639,057
Barings CLO Ltd., Series 2016-2A, Class AR, (3 mo. LIBOR US + 1.08%), 2.22%, 07/20/28(d)(h)		1,147	1,107,086
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R, (3 mo. LIBOR US + 1.25%), 2.47%, 07/15/29(d)(h)		1,156	1,126,408
Benefit Street Partners Clo XII Ltd., Series 2017-12A, Class A1, (3 mo. LIBOR US + 1.25%), 2.47%, 10/15/30(d)(h)		1,147	1,113,205
BlueMountain CLO Ltd.(d)(h):
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.18%), 2.28%, 10/22/30		463	443,938
Series 2014-2A, Class BR2, (3 mo. LIBOR US + 1.75%), 2.89%, 10/20/30		465	417,705
California Street CLO XII Ltd., Series 2013-12A, Class CR, (3 mo. LIBOR US + 2.10%), 3.32%, 10/15/25(d)(h)		613	578,737
Chenango Park CLO Ltd., Series 2018-1A, Class A2, 2.77%, 04/15/30(d)(i)		1,143	1,042,754
CIFC Funding Ltd., Series 2015-5A, Class A1R, (3 mo. LIBOR US + 0.86%), 1.85%, 10/25/27(d)(h)		1,359	1,295,285
Clear Creek CLO, Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.20%), 2.34%, 10/20/30(d)(h)		400	373,934
Cook Park CLO Ltd., Series 2018-1A, Class B, 2.53%, 04/17/30(d)(i)		1,148	1,040,894
Deer Creek Clo Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.18%), 2.32%, 10/20/30(d)(h)		900	844,291
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.90%), 2.12%, 04/15/29(d)(h)		1,157	1,087,218
Figueroa CLO Ltd., 3.32%, 01/15/27(d)(i)		500	485,312
Goldentree Loan Management US CLO 6 Ltd., Series 2019-6A, Class B1, (3 mo. LIBOR US + 1.90%), 3.04%, 01/20/33(d)(h)		924	849,505
Madison Park Funding XII Ltd., Series 2014-12A, Class B1R, (3 mo. LIBOR US + 1.65%), 2.79%, 07/20/26(d)(h)		559	539,255
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.19%), 2.30%, 10/21/30(d)(h)		1,538	1,480,201
Navient Private Education Loan Trust, Series 2014-AA, Class A3, (1 mo. LIBOR US + 1.60%), 1.78%, 10/15/31(d)(h)		5,929	5,761,976
Navient Private Education Refi Loan Trust, Series 2019-A, Class A2A, 3.42%, 01/15/43(d)		2,364	2,390,816
OCP CLO Ltd.(d):
3.02%, 07/15/30(i)		1,146	1,056,174
Series 2015-9A, Class A1R, (3 mo. LIBOR US + 0.80%), 2.02%, 07/15/27(h)		645	638,622
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.26%), 2.48%, 07/15/30(h)		1,157	1,132,468

Security		Par (000)	Value

Asset-Backed Securities (continued)
OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.84%, 05/14/32(d)	USD	20,810	$20,808,414
Palmer Square Loan Funding Ltd., Series 2019-2A, Class A2, 2.74%, 04/20/27(d)(i)		1,663	1,548,586
SLM Private Credit Student Loan Trust, Series 2005-B, Class A4, (3 mo. LIBOR US + 0.33%), 1.07%, 06/15/39(h)		4,773	4,363,744
SLM Private Education Loan Trust, Series 2010-C, Class A5, (1 mo. LIBOR US + 4.75%), 4.93%, 10/15/41(d)(h)		16,108	17,119,470
SMB Private Education Loan Trust, Series 2019-A, Class A2A, 3.44%, 07/15/36(d)		5,978	6,065,750
Sofi Professional Loan Program LLC, Series 2019-A, Class A2FX, 3.69%, 06/15/48(d)		3,790	3,887,117
Sofi Professional Loan Program Trust, Series 2018-B, Class A2FX, 3.34%, 08/25/47(d)		1,765	1,781,202
TIAA CLO II Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.28%), 2.42%, 04/20/29(d)(h)		431	411,370
TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. LIBOR US + 1.28%), 2.92%, 04/20/33(d)(h)		1,663	1,577,636
Tryon Park CLO Ltd., Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.50%), 2.72%, 04/15/29(d)(h)		431	398,261
Whitebox CLO I Ltd., Series 2019-1A, Class ANA, (3 mo. LIBOR US + 1.41%), 2.43%, 07/24/32(d)(h)		397	387,046
York CLO 1 Ltd., Series 2014-1A, Class BRR, 2.75%, 10/22/29(d)(i)		466	425,584

Total Asset-Backed Securities — 0.4% (Cost — $85,765,835)			86,217,973

Corporate Bonds — 6.5%

Australia — 0.8%
FMG Resources August 2006 Pty, Ltd.(d):
4.75%, 05/15/22		407	408,831
5.13%, 03/15/23		277	279,604
5.13%, 05/15/24		419	425,159
Quintis Australia Pty. Ltd.(a)(d)(j)(x):
(0.00% Cash), 0.00%, 10/01/28		82,685	82,684,528
(7.50% Cash or 8.00% PIK), 7.50%, 10/01/26		78,975	78,974,665

			162,772,787

Brazil — 0.0%
JBS Investments II GmbH, 5.75%, 01/15/28(d)		414	403,650

Canada — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.25%, 09/15/27(d)		341	312,015
Canadian National Railway Co., 2.45%, 05/01/50		3,885	3,780,618
Mattamy Group Corp., 4.63%, 03/01/30(d)		5,140	4,550,956

			8,643,589

Chile — 0.0%
Corp. Nacional del Cobre de Chile, 4.25%, 07/17/42		735	713,869

China — 0.0%
China Milk Products Group Ltd., 0.00%, 01/15/49(b)(k)		39,500	79,000

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Colombia — 0.0%
Ecopetrol SA, 6.88%, 04/29/30	USD	3,482	$3,564,697

Greece — 0.1%
Ellaktor Value PLC, 6.38%, 12/15/24(d)	EUR	16,171	11,536,360

India — 0.0%
REI Agro Ltd., 5.50%, 11/13/20(a)(b)(d)(k)(i)	USD	52,701	445

Indonesia — 0.0%
Pertamina Persero PT, 3.65%, 07/30/29		534	506,966

Japan — 0.0%
Mitsubishi UFJ Financial Group, Inc., 3.78%, 03/02/25		6,209	6,691,776

Malaysia — 0.0%
Petronas Capital Ltd., 3.50%, 04/21/30(d)		2,507	2,625,456

Mexico — 0.0%
Comision Federal de Electricidad, 4.75%, 02/23/27		739	699,972

Morocco — 0.0%
MGM China Holdings Ltd.(d):
5.38%, 05/15/24		409	398,264
5.88%, 05/15/26		413	401,126
Wynn Macau Ltd., 4.88%, 10/01/24(d)		324	311,850

			1,111,240

Netherlands — 0.2%
ING Groep NV, 4.10%, 10/02/23		20,246	21,665,122
NXP BV/NXP Funding LLC/NXP USA, Inc.(d):
2.70%, 05/01/25		390	394,326
3.15%, 05/01/27		930	939,633
3.40%, 05/01/30		625	624,797
Shell International Finance BV, 2.38%, 04/06/25		9,930	10,241,811

			33,865,689

Saudi Arabia — 0.0%
Saudi Arabian Oil Co., 4.25%, 04/16/39		1,210	1,251,739

Singapore — 0.0%
CapitaLand Ltd., 1.95%, 10/17/23(d)(l)	SGD	15,000	10,083,608

Switzerland — 0.1%
UBS Group AG, 4.13%, 09/24/25(d)	USD	9,563	10,517,603

Turkey — 0.1%
Bio City Development Co. BV, 8.00%, 07/06/20(a)(b)(d)(k)(l)(x)		140,850	17,085,105

United Kingdom — 0.1%
HSBC Holdings PLC:
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(m)		7,337	7,523,405
4.95%, 03/31/30		3,359	3,971,976
International Game Technology PLC(d):
6.25%, 02/15/22		840	819,525
6.50%, 02/15/25		659	645,813

			12,960,719

United States — 5.1%
Air Products and Chemicals, Inc.:
2.70%, 05/15/40		2,760	2,797,802
2.80%, 05/15/50		1,065	1,085,317
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		684	707,085
5.75%, 03/15/25		687	705,892
7.50%, 03/15/26(d)		357	390,469

Security		Par (000)	Value

United States (continued)
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.50%, 02/15/23(d)	USD	433	$424,340
Allergan Funding SCS, 3.45%, 03/15/22		16,681	17,096,468
AMC Networks, Inc.:
5.00%, 04/01/24		541	524,500
4.75%, 08/01/25		429	391,827
Anthem, Inc.:
2.25%, 05/15/30		12,190	12,151,833
3.13%, 05/15/50		6,545	6,528,507
Aramark Services, Inc.:
4.75%, 06/01/26		273	260,715
5.00%, 02/01/28(d)		637	619,482
Avantor, Inc., 6.00%, 10/01/24(d)		844	889,998
Bank of America Corp.:
4.13%, 01/22/24		18,136	19,681,947
4.00%, 01/22/25		7,530	8,135,421
(Secured Overnight Financing Rate + 2.15%), 2.59%, 04/29/31(m)		18,790	19,281,533
Bausch Health Cos., Inc.(d):
5.50%, 11/01/25		746	775,467
5.75%, 08/15/27		222	234,121
Becton Dickinson & Co.:
3.13%, 11/08/21		13,658	13,954,927
2.89%, 06/06/22		15,867	16,269,346
Boeing Co., 5.81%, 05/01/50		15,808	15,808,000
Buckeye Partners LP:
4.35%, 10/15/24		1,250	1,150,000
4.13%, 03/01/25(d)		6,275	5,804,375
Cedar Fair LP, 5.25%, 07/15/29(d)		275	236,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27		280	249,200
Centene Corp.:
4.75%, 01/15/25		8,444	8,705,342
5.25%, 04/01/25(d)		612	638,010
5.38%, 06/01/26(d)		9,461	10,017,307
5.38%, 08/15/26(d)		413	439,886
4.25%, 12/15/27(d)		1,367	1,430,224
Charles River Laboratories International, Inc., 5.50%, 04/01/26(d)		283	294,999
Charter Communications Operating LLC/Charter Communications Operating Capital, 2.80%, 04/01/31(c)		16,135	16,246,108
Cheniere Energy Partners LP:
5.63%, 10/01/26		612	584,827
Series WI, 5.25%, 10/01/25		814	777,044
Churchill Downs, Inc., 5.50%, 04/01/27(d)		333	320,406
Citigroup, Inc.(m):
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25		10,575	11,113,592
(Secured Overnight Financing Rate + 2.75%), 3.11%, 04/08/26		17,415	18,244,721
(Secured Overnight Financing Rate + 3.91%), 4.41%, 03/31/31		9,106	10,483,315
(Secured Overnight Financing Rate + 4.55%), 5.32%, 03/26/41		5,588	7,160,634
Clean Harbors, Inc., 4.88%, 07/15/27(d)		294	303,555
Coca-Cola Co.:
2.60%, 06/01/50		10,397	10,362,982
2.75%, 06/01/60		15,596	15,511,477
Colfax Corp., 6.00%, 02/15/24(d)		339	344,085
Comcast Corp., 3.70%, 04/15/24		29,968	32,827,496
Crown Castle International Corp., 4.15%, 07/01/50		10,250	12,005,813

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)	USD	631	$511,179
CSC Holdings LLC, 5.50%, 05/15/26(d)		3,763	3,903,736
CVS Health Corp.:
3.63%, 04/01/27		3,340	3,644,165
3.75%, 04/01/30		6,665	7,403,765
Darling Ingredients, Inc., 5.25%, 04/15/27(d)		280	282,450
DaVita, Inc., 5.00%, 05/01/25		804	816,060
DuPont de Nemours, Inc., 2.17%, 05/01/23		6,020	6,060,162
Elanco Animal Health, Inc.:
4.66%, 08/27/21		272	278,174
5.02%, 08/28/23		421	444,155
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26		270	238,923
5.75%, 01/30/28		553	493,829
Energy Transfer Operating LP, 4.05%, 03/15/25		4,537	4,454,116
Enterprise Products Operating LLC:
3.35%, 03/15/23		13,458	13,948,696
3.90%, 02/15/24		3,673	3,894,632
ESH Hospitality, Inc., 5.25%, 05/01/25(d)		703	660,820
Exxon Mobil Corp.:
2.99%, 03/19/25		16,790	17,930,558
3.45%, 04/15/51		7,550	8,258,039
Forestar Group, Inc., 5.00%, 03/01/28(d)		10,855	9,470,987
Fox Corp., 3.05%, 04/07/25		780	827,792
General Electric Co.:
3.63%, 05/01/30		3,415	3,427,658
4.25%, 05/01/40		2,865	2,874,748
4.35%, 05/01/50		4,525	4,559,444
General Mills, Inc., 2.88%, 04/15/30		10,978	11,744,543
Georgia-Pacific LLC(d):
2.10%, 04/30/27		4,070	4,070,921
2.30%, 04/30/30		18,105	18,171,997
Goldman Sachs Group, Inc.:
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(m)		14,090	14,401,803
3.63%, 02/20/24		16,424	17,397,789
3.50%, 04/01/25		36,940	39,306,618
4.75%, 10/21/45		1,500	1,820,123
H&E Equipment Services, Inc., 5.63%, 09/01/25		528	502,973
Hanesbrands, Inc., 4.63%, 05/15/24(d)		495	494,845
HCA, Inc., 3.50%, 09/01/30		19,840	18,964,128
HD Supply, Inc., 5.38%, 10/15/26(d)		421	429,378
Hilton Domestic Operating Co., Inc., 5.13%, 05/01/26		825	814,522
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.:
4.63%, 04/01/25		486	476,280
4.88%, 04/01/27		332	321,907
Home Depot, Inc., 3.30%, 04/15/40		9,775	10,680,182
Howard Hughes Corp., 5.38%, 03/15/25(d)		548	531,198
Hughes Satellite Systems Corp., 7.63%, 06/15/21		2,510	2,606,610
iHeart Communications, Inc.:
6.38%, 05/01/26		15,276	14,435,626
8.38%, 05/01/27		5,523	4,546,143
5.25%, 08/15/27(d)		417	378,428
International Business Machines Corp.:
1.95%, 05/15/30		10,537	10,497,908
2.85%, 05/15/40		6,010	5,971,836
2.95%, 05/15/50		3,055	3,029,674

Security		Par (000)	Value

United States (continued)
IQVIA, Inc.(d):
5.00%, 10/15/26	USD	581	$598,430
5.00%, 05/15/27		613	629,667
JBS Investments II GmbH, 7.00%, 01/15/26(d)		564	585,094
JBS USA LUX SA/JBS USA Finance, Inc.(d):
5.75%, 06/15/25		570	569,288
6.75%, 02/15/28		532	564,919
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 6.50%, 04/15/29(d)		832	879,848
JPMorgan Chase & Co.(m):
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24		18,792	20,341,293
(Secured Overnight Financing Rate + 1.85%), 2.08%, 04/22/26		16,410	16,640,511
(Secured Overnight Financing Rate + 2.44%), 3.11%, 04/22/51		8,570	8,874,446
Kimberly-Clark Corp., 3.10%, 03/26/30		550	614,066
Lam Research Corp.:
1.90%, 06/15/30		2,680	2,671,156
2.88%, 06/15/50		2,555	2,548,280
3.13%, 06/15/60		1,645	1,640,081
Lamar Media Corp., 5.75%, 02/01/26		367	373,276
Lamb Weston Holdings, Inc.(d):
4.63%, 11/01/24		458	466,931
4.88%, 11/01/26		461	463,305
Lennar Corp.:
4.75%, 04/01/21		270	271,512
4.13%, 01/15/22		321	322,271
4.50%, 04/30/24		365	372,300
Level 3 Financing, Inc.:
5.13%, 05/01/23		373	371,135
5.25%, 03/15/26		425	434,563
Lowe’s Cos., Inc., 5.13%, 04/15/50		5,795	7,564,101
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		433	410,268
Marsh & McLennan Cos., Inc., 4.38%, 03/15/29		1,621	1,888,983
Masonite International Corp., 5.38%, 02/01/28(d)		281	267,653
McDonald’s Corp.:
3.50%, 07/01/27		4,825	5,322,273
4.20%, 04/01/50		420	500,208
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24		600	609,126
Molina Healthcare, Inc., 5.38%, 11/15/22		392	405,230
Mondelez International, Inc., 2.75%, 04/13/30		8,780	9,345,548
Morgan Stanley:
(Secured Overnight Financing Rate + 1.99%), 2.19%, 04/28/26(m)		12,170	12,318,786
(Secured Overnight Financing Rate + 3.12%), 3.62%, 04/01/31(m)		25,095	27,539,859
Series F, 3.88%, 04/29/24		11,982	12,924,055
MPT Operating Partnership LP/MPT Finance Corp., 5.00%, 10/15/27		778	793,560
Netflix, Inc., 5.50%, 02/15/22		392	407,680
Newell Brands, Inc., 4.35%, 04/01/23		762	775,335
Norfolk Southern Corp., 3.05%, 05/15/50		4,660	4,649,049
Northern Trust Corp., 1.95%, 05/01/30		7,965	7,960,595
NRG Energy, Inc.:
7.25%, 05/15/26		570	612,750
6.63%, 01/15/27		686	732,305
5.75%, 01/15/28		461	495,575
5.25%, 06/15/29(d)		413	441,910
NVIDIA Corp., 3.50%, 04/01/50		4,885	5,605,464

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
ONEOK Partners LP, 4.90%, 03/15/25	USD	10,424	$10,379,582
ONEOK, Inc., 2.75%, 09/01/24		6,117	5,616,864
Oracle Corp.:
2.80%, 04/01/27		19,331	20,743,588
2.95%, 04/01/30		19,331	21,107,372
3.60%, 04/01/40		19,331	21,807,859
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(d)		364	347,584
Parsley Energy LLC/Parsley Finance Corp.(d):
5.38%, 01/15/25		3,360	3,015,600
5.25%, 08/15/25		7,000	6,177,500
5.63%, 10/15/27		390	333,450
PayPal Holdings, Inc., 2.65%, 10/01/26		565	592,677
Pilgrim’s Pride Corp., 5.88%, 09/30/27(d)		478	483,712
Quicken Loans, Inc.(d):
5.75%, 05/01/25		650	637,000
5.25%, 01/15/28		546	530,057
Sirius XM Radio, Inc.(d):
3.88%, 08/01/22		540	543,375
4.63%, 07/15/24		814	829,954
5.38%, 04/15/25		544	561,000
5.38%, 07/15/26		553	573,738
5.00%, 08/01/27		836	856,641
5.50%, 07/01/29		702	740,329
Six Flags Entertainment Corp., 4.88%, 07/31/24(d)		543	477,949
Spirit AeroSystems, Inc., 7.50%, 04/15/25(d)		6,140	6,047,900
Standard Industries, Inc., 5.00%, 02/15/27(d)		276	276,690
State Street Corp.(Secured Overnight Financing Rate + 2.60%), 2.90%, 03/30/26(d)(m)		2,730	2,899,518
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23		343	343,326
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		332	323,700
Series WI, 4.88%, 01/15/23		534	517,980
Series WI, 5.50%, 02/15/26		436	420,740
T-Mobile USA, Inc.(d):
3.50%, 04/15/25		5,745	6,074,878
3.75%, 04/15/27		19,170	20,589,155
3.88%, 04/15/30		19,169	21,036,636
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.75%, 03/15/24		320	302,400
5.13%, 02/01/25		274	246,600
5.88%, 04/15/26		558	500,247
5.38%, 02/01/27		279	237,150
6.50%, 07/15/27		450	405,000
6.88%, 01/15/29		456	418,198
Teleflex, Inc., 4.63%, 11/15/27		275	281,875
Tempur Sealy International, Inc., 5.50%, 06/15/26		327	311,644
Tenet Healthcare Corp.:
4.63%, 07/15/24		1,001	987,967
4.63%, 09/01/24(d)		328	321,440
5.13%, 05/01/25		756	706,860
4.88%, 01/01/26(d)		1,131	1,112,565
6.25%, 02/01/27(d)		844	831,002
Terex Corp., 5.63%, 02/01/25(d)		330	299,343
TransDigm, Inc., 6.25%, 03/15/26(d)		40,003	39,152,936
United Rentals North America, Inc.:
4.63%, 10/15/25		403	395,948
5.88%, 09/15/26		568	583,620
6.50%, 12/15/26		628	649,980
5.50%, 05/15/27		569	574,690
4.88%, 01/15/28		906	907,993
US Concrete, Inc., 6.38%, 06/01/24		327	308,770

Security		Par (000)	Value

United States (continued)
Verizon Communications, Inc., 3.50%, 11/01/24	USD	15,664	$17,108,525
VICI Properties LP/VICI Note Co., Inc.(d):
3.50%, 02/15/25		3,730	3,506,200
3.75%, 02/15/27		3,595	3,343,350
4.13%, 08/15/30		4,285	3,899,350
Vistra Operations Co. LLC(d):
5.50%, 09/01/26		559	575,490
5.63%, 02/15/27		13,854	14,581,335
5.00%, 07/31/27		721	735,348
Wells Fargo & Co.:
3.75%, 01/24/24		9,499	10,138,401
(Secured Overnight Financing Rate + 2.53%), 3.07%, 04/30/41(m)		10,223	10,140,601
(3 mo. LIBOR US + 4.24%), 5.01%, 04/04/51(m)		9,259	12,155,562
Wells Fargo Bank NA, (3 mo. LIBOR US + 0.65%), 2.08%, 09/09/22(m)		39,028	39,362,546
William Carter Co., 5.63%, 03/15/27(d)		281	284,867
Williams Cos., Inc., 3.70%, 01/15/23		8,087	8,183,717
WPX Energy, Inc., 5.75%, 06/01/26		274	248,326
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(d)		277	253,455
XPO Logistics, Inc.(d):
6.13%, 09/01/23		294	297,675
6.75%, 08/15/24		579	596,138

			1,071,582,568

Total Corporate Bonds — 6.5% (Cost — $1,559,028,507)			1,356,696,838

Floating Rate Loan Interests(h) — 0.5%

France — 0.1%
Casino Guichard-Perrachon, EUR Term Loan B, (3 mo. EURIBOR + 5.50%), 5.50%, 01/31/24	EUR	24,454	25,324,021

Netherlands — 0.2%
Ziggo BV, 2019 EUR Term Loan H, (6 mo. EURIBOR + 3.00%), 3.00%, 01/31/29		39,843	41,515,330

United States — 0.2%
Airbnb, Inc., Term Loan, 04/17/25(n)	USD	7,630	7,715,837
Fieldwood Energy LLC, :
Exit 1st Lien TL, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 04/11/22		11,070	2,324,786
Exit 2nd Lien TL, (3 mo. LIBOR + 7.25%, 1.00% Floor), 8.25%, 04/11/23(a)		14,945	7,473
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 2.24%, 06/22/26		19,245	18,218,738
iHeartCommunications, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.40%, 05/01/26		8,520	7,613,531
Opendoor GP II LLC, Mezzanine Term Loan, (Fixed), 10.00%, 01/23/26(a)		7,955	7,970,910

			43,851,275

Total Floating Rate Loan Interests — 0.5% (Cost — $140,156,350)			110,690,626

Foreign Agency Obligations — 5.0%

Argentina — 0.1%
Argentine Republic Government International Bond:
3.38%, 01/15/23	EUR	11,746	3,185,783
6.88%, 01/26/27(b)	USD	35,612	8,813,970
5.88%, 01/11/28(k)		34,952	8,563,240
5.25%, 01/15/28	EUR	2,767	701,200
7.82%, 12/31/33		12,539	3,984,778

			25,248,971

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Australia — 0.8%
Australia Government Bond, 3.00%, 03/21/47	AUD	189,269	$159,211,667

China — 0.6%
China Government Bond, 3.29%, 05/23/29	CNY	819,960	122,436,196

Colombia — 0.0%
Colombia Government International Bond, 4.50%, 03/15/29	USD	2,924	2,960,550

Dominican Republic — 0.0%
Dominican Republic International Bond, 5.50%, 01/27/25		2,784	2,599,560

Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 08/15/50	EUR	25,483	29,431,484

India — 0.0%
Export-Import Bank of India, 3.88%, 02/01/28	USD	2,599	2,547,020

Indonesia — 0.0%
Indonesia Government International Bond, 4.20%, 10/15/50		2,890	2,933,350

Italy — 1.3%
Italy Buoni Poliennali Del Tesoro:
1.35%, 04/01/30	EUR	153,653	161,956,183
3.85%, 09/01/49(d)		77,325	106,175,937

			268,132,120

Japan — 1.1%
Japan Government Thirty Year Bond, 0.40%, 09/20/49	JPY	23,342,050	215,884,871

Mexico — 0.0%
Mexico Government International Bond, 4.75%, 04/27/32	USD	5,387	5,424,709

Panama — 0.0%
Panama Government International Bond, 6.70%, 01/26/36		1,850	2,421,187

Paraguay — 0.0%
Paraguay Government International Bond, 4.95%, 04/28/31(d)		756	774,900

Peru — 0.0%
Peruvian Government International Bond, 6.55%, 03/14/37		1,871	2,680,792

Philippines — 0.0%
Philippine Government International Bond, 2.95%, 05/05/45		1,507	1,548,443

Qatar — 0.1%
Qatar Government International Bond, 3.40%, 04/16/25(d)		10,625	11,305,664

Romania — 0.0%
Romanian Government International Bond, 6.13%, 01/22/44(d)		412	490,280

Saudi Arabia — 0.0%
Saudi Government International Bond, 4.63%, 10/04/47		2,333	2,444,984

Spain — 0.8%
Spain Government Bond(d):
0.60%, 10/31/29	EUR	136,711	148,471,154
2.70%, 10/31/48		14,679	20,683,348

			169,154,502

Security		Par (000)	Value

Ukraine — 0.0%
Ukraine Government International Bond, 7.75%, 09/01/25(d)	USD	2,740	$2,559,160

United Arab Emirates — 0.0%
Abu Dhabi Government International Bond, 3.13%, 04/16/30(d)		5,790	6,137,352

Uruguay — 0.0%
Uruguay Government International Bond, 5.10%, 06/18/50		90	102,181

Total Foreign Agency Obligations — 5.0% (Cost — $1,100,446,645)			1,036,429,943

		Shares

Investment Companies — 4.9%

Equity Funds — 4.2%
Consumer Discretionary Select Sector SPDR Fund(c)		190,872	22,255,675
Financial Select Sector SPDR Fund		933,299	21,269,884
Industrial Select Sector SPDR Fund		341,163	21,906,076
iShares China Large-Cap ETF(x)		537,503	20,742,241
iShares MSCI Emerging Markets ETF(x)		84,232	3,086,260
iShares Nasdaq Biotechnology ETF(c)(x)		29,547	3,663,828
iShares Russell 2000 ETF(c)(x)		187,218	24,396,378
iShares S&P 500 Value ETF(x)		227,346	24,210,076
KraneShares CSI China Internet ETF(c)		136,579	6,602,229
SPDR Gold Shares(o)		2,799,959	444,633,489
SPDR S&P 500 ETF Trust(c)		940,797	273,282,713
United States Oil Fund LP(o)		205,863	3,936,091
VanEck Vectors Semiconductor ETF		85,158	11,388,179

			881,373,119

Fixed Income Funds — 0.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF(x)		303,359	39,184,882
iShares iBoxx USD High Yield Corporate Bond ETF(c)(x)		1,300,645	104,610,877

			143,795,759

Total Investment Companies — 4.9% (Cost — $1,037,045,873)			1,025,168,878

		Par (000)

Non-Agency Mortgage-Backed Securities — 0.1%

Commercial Mortgage-Backed Securities — 0.1%
BX Trust, Series 2019-OC11(d)(i):
Class D, 4.08%, 12/09/41	USD	8,408	7,207,044
Class E, 4.08%, 12/09/41		11,784	9,776,733

Total Non-Agency Mortgage-Backed Securities — 0.1% (Cost — $19,966,711)			16,983,777

Preferred Securities — 1.7%

Capital Trusts — 0.6%

United Kingdom — 0.3%
HSBC Holdings PLC, 6.38%(m)(p)		27,290	26,573,637
Lloyds Bank PLC, 13.00%(m)(p)		15,271	32,937,919

			59,511,556

United States — 0.3%
American Express Co., Series C, 4.03%(m)(p)		9,293	7,957,131

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Citigroup, Inc., Series Q, 5.95%(m)(p)	USD	13,466	$12,407,573
Goldman Sachs Group, Inc., Series M, 4.37%(m)(p)		14,960	13,928,807
Morgan Stanley, Series H, 4.83%(m)(p)		10,558	9,502,200
NBCUniversal Enterprise, Inc., 5.25%(d)(p)		11,404	11,561,375
Prudential Financial, Inc.(m):
5.88%, 09/15/42		8,044	8,474,998
5.63%, 06/15/43		5,623	5,802,936
USB Capital IX, 3.50%(m)(p)		3,935	3,187,350

			72,822,370

Total Capital Trusts — 0.6%			132,333,926

		Shares

Preferred Stocks — 0.9%

Brazil — 0.0%
Banco Bradesco SA, Preference Shares, 0.00%		24,843	87,487
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares, 0.00%		35,440	181,439
Itau Unibanco Holding SA, Preference Shares, 0.00%		997,172	4,175,437
Petroleo Brasileiro SA, Preference Shares, 0.00%(b)		66,915	222,111

			4,666,474

United States — 0.9%
C3.ai, Inc., Series D, (Acquired 10/07/19, cost $21,206,692), 0.00%(a)(f)		4,782,853	20,374,954
C3.ai, Inc., Series E, (Acquired 10/07/19, cost $2,435,741), 0.00%(a)(f)		549,345	2,340,210
Databricks, Inc., Series F, (Acquired 10/22/2019, cost $11,769,837), 0.00%(a)(f)		274,046	13,899,613
Grand Rounds, Inc., Series C, (Acquired 3/31/15, cost $26,357,523), 0.00%(a)(f)		9,493,075	32,940,970
Grand Rounds, Inc., Series D, (Acquired 05/01/18, cost $4,824,038), 0.00%(a)(f)		1,990,402	6,846,983
Lookout, Inc., Series F, (Acquired 9/19/14, cost $50,945,690), 0.00%(a)(f)		4,459,883	49,772,294
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $58,747,474), 0.00%(a)(f)		9,583,601	51,368,101
SambaNova Systems, Inc., Series C, (Acquired 02/19/20 , cost $11,739,902), 0.00%(a)(f)		220,503	11,598,458

			189,141,583

Total Preferred Stocks — 0.9%			193,808,057

Trust Preferreds — 0.2%

United States — 0.2%
Citigroup Capital XIII, 7.13%, 10/30/40(m)		656,166	17,565,564
GMAC Capital Trust I, Series 2, 6.17%, 2/15/40(m)		720,790	16,253,814
Wells Fargo & Co., Series L, 7.50%(l)(p)		5,825	8,148,243

Total Trust Preferreds — 0.2%			41,967,621

Total Preferred Securities — 1.7% (Cost — $369,061,030)			368,109,604

Security		Par (000)	Value

U.S. Government Sponsored Agency Securities — 2.6%

Mortgage-Backed Securities — 2.6%
Uniform Mortgage-Backed Securities, 4.00%, 04/01/44 — 05/01/50(q)	USD	505,998	$547,368,832

Total U.S. Government Sponsored Agency Securities — 2.6% (Cost — $537,563,101)			547,368,832

U.S. Treasury Obligations — 9.6%
Treasury Inflation Protected Security, 0.13%, 01/15/30		116,153	122,864,301
U.S. Treasury Bonds, 2.38%, 11/15/49(r)(s)(t)		186,432	236,849,002
U.S. Treasury Inflation Protected Security:
0.63%, 04/15/23		94,251	95,696,218
0.50%, 04/15/24		378,760	388,475,723
0.13%, 10/15/24		292,307	299,033,220
U.S. Treasury Notes:
0.13%, 04/15/25		276,882	283,937,893
1.75%, 11/15/29(r)(t)		512,516	566,710,675

Total U.S. Treasury Obligations — 9.6% (Cost — $1,874,046,035)			1,993,567,032

Total Long-Term Investments — 89.3% (Cost — $16,756,753,270)			18,654,168,775

Short-Term Securities — 15.7%

Foreign Agency Obligations — 5.0%
Japan Treasury Discount Bill(u):
(0.15%), 05/07/20	JPY	18,695,350	174,213,377
(0.37%), 05/11/20		14,790,350	137,826,360
(0.43%), 05/18/20		6,343,350	59,113,304
(0.43%), 05/25/20		19,056,450	177,592,169
(0.40%), 06/22/20		19,541,350	182,134,363
(0.16%), 07/20/20		15,410,700	143,651,891
(0.20%), 07/27/20		16,845,500	157,031,147

Total Foreign Agency Obligations — 5.0%			1,031,562,611

		Shares

Money Market Funds— 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.12%(v)(x)		19,926,769	19,926,769
SL Liquidity Series, LLC, Money Market Series, 0.69%(v)(w)(x)		449,576,183	449,935,844

Total Money Market Funds — 2.3%			469,862,613

		Par (000)

Time Deposits — 0.1%

Australia — 0.0%
Brown Brothers Harriman & Co., 0.07%, 05/03/20	AUD	12	7,778

Canada — 0.0%
Brown Brothers Harriman & Co., 0.04%, 05/01/20	CAD	4,284	3,077,451

Europe — 0.0%
BNP Paribas SA, (0.65%), 05/01/20	EUR	4	4,853

Singapore — 0.0%
Hongkong & Shanghai Banking Corp. Ltd., 0.01%, 05/04/20	SGD	147	103,997

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc. (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Switzerland — 0.0%
BNP Paribas SA, (1.50%), 05/04/20	CHF	1,515	$1,569,256

United Kingdom — 0.0%
Citibank NA, New York, 0.01%, 05/01/20	GBP	9	11,287

United States — 0.1%
Barclays Bank PLC, 0.10%, 05/01/20	USD	16,626	16,625,991

Total Time Deposits — 0.1%			21,400,613

U.S. Treasury Obligations — 8.3%
U.S. Treasury Bills :
1.57%, 05/14/20		154,670	154,665,532
0.06%, 05/19/20		130,000	129,994,637
1.58%, 05/21/20		163,000	162,992,303
1.00%, 05/28/20		235,150	235,140,300
0.67%, 06/04/20(t)		125,000	124,989,080
0.32%, 06/11/20		90,000	89,990,134
0.08%, 06/16/20		51,000	50,994,787
1.53%, 06/18/20		60,000	59,993,400
0.11%, 06/23/20		60,000	59,992,271
1.55%, 07/09/20		60,000	59,989,650
0.10%, 07/23/20		50,000	49,990,201
0.11%, 08/06/20		100,000	99,971,035
0.71%, 08/20/20		129,000	128,956,745
0.78%, 08/27/20		140,000	139,950,096
0.11%, 09/10/20		40,000	39,984,233
0.13%, 09/22/20		75,000	74,955,000
1.75%, 11/15/20(o)(g)		75,132	75,795,678

Total U.S. Treasury Obligations			1,738,345,082

Total Short-Term Securities — 15.7% (Cost — $3,235,541,731)			3,261,170,919

Options Purchased — 0.8% (Cost — $162,589,822)			174,494,258

Total Investments Before TBA Sale Commitments and Options Written — 105.8% (Cost — $20,154,884,823)			22,089,833,952

TBA Sale Commitments — (1.7%)

Mortgage-Backed Securities — (1.7%)
Uniform Mortgage-Backed Securities, 4.00%, 05/01/50(q)		322,085	(343,057,980)

Total TBA Sale Commitments — (1.7)% (Proceeds — $344,017,157)			(343,057,980)

		Shares

Investments Sold Short — (0.1%)

Common Stocks — (0.1%)

United States — (0.1%)
Netflix, Inc.		(38,593)	(16,203,271)

Total Common Stocks — (0.1)% (Proceeds — $11,888,304)			(16,203,271)

Options Written — (0.8)% (Premiums Received — $186,401,586)			(169,576,311)

Total Investments, Net of TBA Sale Commitments and Options Written — 103.2% (Cost — $19,612,577,776)			21,560,996,390

Liabilities in Excess of Other Assets — (3.2)%			(677,986,516)

Net Assets — 100.0%			$20,883,009,874

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $268,593,488, representing 1.3% of its net assets as of period end, and an original cost of $266,012,536.

(g)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Convertible security.
(m)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(p)	Perpetual security with no stated maturity date.
(q)	Represents or includes a TBA transaction.
(r)	All or a portion of the security has been pledged in connection with outstanding futures contracts.
(s)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(u)	Rates are discount rates or a range of discount rates as of period end.
(v)	Annualized 7-day yield as of period end.
(w)	All or a portion of the security was purchased with the cash collateral from loaned securities.
(x)

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended April 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Affiliated Issuer	Par/ Shares Held at 10/31/19	Par/ Shares Purchased		Par/ Shares Sold	Par/ Shares Held at 04/30/20	Value at 04/30/20	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
Bio City Development Co. BV	$140,850,000	$—		$—	$140,850,000	$17,085,105	$—		$—	$(1,577,520)
BlackRock Liquidity Funds, T-Fund, Institutional Class	15,160,728	4,766,041	(b)	—	19,926,769	19,926,769	260,477		156	—
iShares China Large-Cap ETF	—	1,739,512		(1,202,009)	537,503	20,742,241	445,819		(2,220,290)	(2,144,261)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	954,419		(651,060)	303,359	39,184,882	71,998		20,225,742	1,743,063
iShares iBoxx USD High Yield Corporate Bond ETF	—	2,930,145		(1,629,500)	1,300,645	104,610,877	—		16,143,756	2,139,430
iShares MSCI Emerging Markets ETF	—	1,346,371		(1,262,139)	84,232	3,086,260	—		(7,714,905)	(673,519)
iShares Nasdaq Biotechnology ETF	—	29,547		—	29,547	3,663,828	—		—	307,357
iShares Russell 2000 ETF	—	552,700		(365,482)	187,218	24,396,378	117,522		(17,426,795)	(6,346,075)
iShares S&P 500 Value ETF	97,927	143,520		(14,101)	227,346	24,210,076	363,082		41,968	(4,034,160)
Quintis Australia Pty. Ltd.	$82,684,528	$—		$—	$82,684,528	82,684,528	—		—	131,273
Quintis Australia Pty. Ltd.	$75,937,178	$3,037,487	(b)	$—	$78,974,665	78,974,665	3,052,674		—	7,329
Quintis HoldCo Pty. Ltd.	$43,735,802	$—		$—	$43,735,802	7,410,114	—		—	(18,819,754)
SL Liquidity Series, LLC, Money Market Series	132,202,187	317,373,996	(b)	—	449,576,183	449,935,844	1,331,286	(c)	66,988	188,897

						$875,911,567	$5,642,858		$9,116,620	$(29,077,940)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares/par value purchase (sold).
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	245	06/08/20	$37,212	$24,718
Euro OAT	1,173	06/08/20	217,019	3,001,138
10-Year Australian Treasury Bond	739	06/15/20	71,681	(555,380)
10-Year U.S. Treasury Note	2,144	06/19/20	298,150	1,401,225
10-Year U.S. Ultra Long Treasury Note	3,329	06/19/20	522,757	3,856,443
Euro Stoxx 50	2,988	06/19/20	94,532	12,241,186
MSCI Emerging Markets Index	631	06/19/20	28,581	1,035,932
U.S. Ultra Long Treasury Bond	2,715	06/19/20	610,281	677,745

				21,683,007

Short Contracts
Yen Denom Nikkei Index	310	06/11/20	28,872	(844,648)
SPI 200 Index	35	06/18/20	3,159	(211,604)
NASDAQ 100 E-Mini Index	671	06/19/20	120,626	(21,469,880)
S&P 500 E-Mini Index	3,532	06/19/20	512,564	(35,794,578)
U.S. Long Treasury Bond	187	06/19/20	33,853	(127,558)
2-Year U.S. Treasury Note	9,540	06/30/20	2,102,899	(922,401)
5-Year U.S. Treasury Note	5,559	06/30/20	697,568	(44,556)

				(59,415,225)

				$(37,732,218)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	863,517,166,000	USD	56,017,980	JPMorgan Chase Bank N.A.	05/04/20	$2,033,594
USD	44,968,964	BRL	244,141,000	Credit Suisse International	05/04/20	72,772
USD	57,915,075	BRL	244,141,000	Credit Suisse International	05/04/20	13,018,884
USD	59,924,855	IDR	863,517,166,000	JPMorgan Chase Bank N.A.	05/04/20	1,873,281
USD	59,672,388	MXN	1,191,765,000	Citibank N.A.	05/04/20	10,223,610
USD	47,237,000	CNH	330,375,578	Morgan Stanley & Co. International PLC	05/07/20	562,717
JPY	4,466,116,000	USD	40,868,539	JPMorgan Chase Bank N.A.	05/08/20	748,866
USD	67,203,468	BRL	283,686,000	Deutsche Bank AG	05/08/20	15,046,677
CHF	53,470,000	USD	55,140,197	JPMorgan Chase Bank N.A.	05/14/20	267,599
USD	51,990,176	INR	3,789,252,000	BNP Paribas S.A.	06/05/20	1,943,924
USD	58,742,713	JPY	6,187,076,295	JPMorgan Chase Bank N.A.	06/05/20	1,067,693
GBP	7,791,172	EUR	8,544,919	JPMorgan Chase Bank N.A.	06/12/20	443,591
JPY	17,091,617,000	USD	156,617,537	Morgan Stanley & Co. International PLC	06/12/20	2,726,088
USD	47,162,932	CLP	38,234,989,000	HSBC Bank USA N.A.	06/12/20	1,323,969
GBP	15,590,382	EUR	17,123,820	Morgan Stanley & Co. International PLC	06/17/20	858,460
GBP	15,623,275	EUR	17,129,000	JPMorgan Chase Bank N.A.	06/18/20	893,899
GBP	15,606,574	EUR	17,129,000	Morgan Stanley & Co. International PLC	06/18/20	872,861
JPY	4,105,118,238	EUR	34,531,788	Bank of America N.A.	06/18/20	401,113
USD	22,227,722	JPY	2,383,901,000	Goldman Sachs International	06/18/20	349
USD	20,677,297	ZAR	322,518,000	Citibank N.A.	06/18/20	3,355,948
JPY	7,441,130,961	USD	69,147,633	Morgan Stanley & Co. International PLC	06/19/20	234,386
JPY	7,519,041,404	EUR	63,329,000	Deutsche Bank AG	06/25/20	645,828
AUD	80,526,000	USD	47,879,391	UBS AG	06/26/20	4,603,232
EUR	58,961,000	USD	63,810,772	Barclays Bank PLC	06/26/20	869,490
USD	24,492,459	CAD	34,008,000	JPMorgan Chase Bank N.A.	07/02/20	57,036
GBP	57,500,000	USD	71,130,013	JPMorgan Chase Bank N.A.	07/09/20	1,311,488
JPY	20,647,929,750	USD	192,002,501	JPMorgan Chase Bank N.A.	07/09/20	592,403
GBP	95,801,000	USD	119,669,273	BNP Paribas S.A.	07/23/20	1,031,376
GBP	48,374,000	USD	59,507,363	Barclays Bank PLC	07/23/20	1,439,529

						68,520,663

BRL	244,141,000	USD	44,968,964	Credit Suisse International	05/04/20	(72,772)
BRL	244,141,000	USD	59,488,548	Credit Suisse International	05/04/20	(14,592,356)
IDR	863,517,166,000	USD	60,364,709	JPMorgan Chase Bank N.A.	05/04/20	(2,313,135)
MXN	1,191,765,000	USD	60,624,936	Goldman Sachs International	05/04/20	(11,176,158)
USD	56,017,980	IDR	863,517,166,000	JPMorgan Chase Bank N.A.	05/04/20	(2,033,594)
HKD	30,739,000	USD	3,965,146	JPMorgan Chase Bank N.A.	05/07/20	(197)
KRW	84,320,089,000	USD	71,336,793	JPMorgan Chase Bank N.A.	05/07/20	(2,100,762)
MXN	449,854,000	USD	23,811,626	Barclays Bank PLC	05/07/20	(5,152,696)
MXN	449,956,000	USD	23,876,932	Citibank N.A.	05/07/20	(5,213,771)
MXN	452,627,000	USD	23,996,766	Citibank N.A.	05/07/20	(5,222,819)
RUB	1,516,444,000	USD	23,712,963	BNP Paribas S.A.	05/07/20	(3,280,532)
RUB	1,516,787,000	USD	23,781,546	Bank of America N.A.	05/07/20	(3,344,493)
RUB	1,530,751,000	USD	24,023,085	Bank of America N.A.	05/07/20	(3,397,882)
USD	39,905,000	HKD	310,071,351	BNP Paribas S.A.	05/07/20	(90,347)
USD	79,325,000	HKD	616,386,980	Morgan Stanley & Co. International PLC	05/07/20	(181,251)
ZAR	456,435,000	USD	30,858,989	Barclays Bank PLC	05/07/20	(6,240,216)
BRL	101,990,000	USD	23,801,634	Credit Suisse International	05/08/20	(5,050,370)
BRL	103,787,000	USD	23,823,482	Deutsche Bank AG	05/08/20	(4,741,833)
EUR	101,149,000	USD	112,875,547	JPMorgan Chase Bank N.A.	05/08/20	(2,025,823)
USD	71,661,680	EUR	65,460,000	Morgan Stanley & Co. International PLC	05/08/20	(76,280)
USD	40,889,249	JPY	4,466,116,000	Deutsche Bank AG	05/08/20	(728,156)
HKD	30,739,000	USD	3,965,095	JPMorgan Chase Bank N.A.	05/14/20	(494)
USD	119,493,000	HKD	928,400,864	Morgan Stanley & Co. International PLC	05/14/20	(248,643)
BRL	103,907,000	USD	23,983,151	Credit Suisse International	05/15/20	(4,890,255)
MXN	451,569,000	USD	23,989,003	Citibank N.A.	05/15/20	(5,284,337)
RUB	1,533,494,000	USD	23,919,732	BNP Paribas S.A.	05/15/20	(3,301,360)
JPY	6,078,828,847	USD	57,175,000	Deutsche Bank AG	06/04/20	(509,786)
USD	54,742,031	JPY	6,078,828,847	Citibank N.A.	06/04/20	(1,923,183)
JPY	7,296,330,450	USD	68,610,000	Citibank N.A.	06/05/20	(594,674)
USD	9,974,859	JPY	1,109,254,155	Citibank N.A.	06/05/20	(365,446)
JPY	5,818,430,000	USD	54,459,948	Goldman Sachs International	06/11/20	(216,249)

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	52,413,566	JPY	5,818,430,000	Citibank N.A.	06/11/20	$(1,830,132)
EUR	71,996,000	USD	81,426,684	Goldman Sachs International	06/12/20	(2,471,076)
USD	18,346,646	JPY	2,036,532,763	Citibank N.A.	06/12/20	(639,768)
USD	136,839,522	JPY	15,055,084,237	UBS AG	06/12/20	(3,517,689)
USD	46,568,845	INR	3,559,722,512	JPMorgan Chase Bank N.A.	06/15/20	(371,918)
USD	48,025,600	INR	3,656,669,184	JPMorgan Chase Bank N.A.	06/15/20	(193,564)
USD	101,802,093	CNH	721,899,000	JPMorgan Chase Bank N.A.	06/16/20	(85,328)
EUR	42,336,000	USD	47,441,214	Deutsche Bank AG	06/18/20	(1,006,675)
JPY	7,956,637,200	USD	76,372,255	Deutsche Bank AG	06/18/20	(2,184,970)
USD	50,218,403	JPY	5,572,736,200	Citibank N.A.	06/18/20	(1,741,509)
EUR	76,645,000	USD	87,620,280	Goldman Sachs International	06/19/20	(3,553,465)
JPY	5,352,571,000	USD	51,098,432	Goldman Sachs International	06/19/20	(1,190,403)
NOK	332,111,000	USD	34,395,763	JPMorgan Chase Bank N.A.	06/19/20	(1,971,003)
USD	49,661,886	JPY	5,352,571,000	HSBC Bank USA N.A.	06/19/20	(246,143)
USD	67,112,597	JPY	7,300,944,479	HSBC Bank USA N.A.	06/22/20	(966,099)
USD	101,800,953	CNH	721,952,000	Morgan Stanley & Co. International PLC	06/23/20	(79,662)
USD	44,080,315	INR	3,475,292,000	JPMorgan Chase Bank N.A.	06/24/20	(1,682,272)
JPY	9,119,520,000	USD	85,659,377	Deutsche Bank AG	06/25/20	(618,379)
EUR	45,368,591	GBP	39,870,458	JPMorgan Chase Bank N.A.	07/02/20	(453,562)
GBP	95,762,000	USD	121,012,649	Barclays Bank PLC	07/02/20	(370,147)
USD	28,775,922	AUD	47,392,784	JPMorgan Chase Bank N.A.	07/02/20	(2,112,564)
USD	25,529,665	AUD	42,338,322	Morgan Stanley & Co. International PLC	07/02/20	(2,064,550)
USD	31,037,500	AUD	48,571,000	UBS AG	07/24/20	(619,438)
JPY	12,271,320,084	EUR	105,670,176	Goldman Sachs International	07/31/20	(1,503,512)

						(125,843,698)

	Net unrealized depreciation					$(57,323,035)

Interest Rate Caps — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Depreciation
Call
2Y–10Y CMS Index CAP	0.50%	Morgan Stanley & Co. International PLC	05/06/20	USD 2,377,280	$24	$1,069,776	$(1,069,752)
2Y-10Y CMS Index CAP	0.50	Goldman Sachs International	08/27/20	USD 2,298,002	3,132,222	5,859,905	(2,727,683)

					$3,132,246	$6,929,681	$(3,797,435)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Amazon.com, Inc.	86	05/15/20	USD	2,500.00	USD	21,276	$779,375
CVS Health Corp.	936	05/15/20	USD	65.00	USD	5,761	81,432
Invesco QQQ Trust	1,815	05/15/20	USD	230.00	USD	39,732	159,720
Microsoft Corp.	682	05/15/20	USD	170.00	USD	12,222	664,950
SPDR S&P 500 ETF Trust	7,846	05/15/20	USD	270.00	USD	227,911	17,551,502
U.S. Long Bond	925	05/22/20	USD	185.00	USD	167	520,313
Costco Wholesale Corp.	397	06/19/20	USD	300.00	USD	12,029	585,575
Exxon Mobil Corp.	3,950	06/19/20	USD	62.50	USD	18,356	33,575
Fortive Corp.	1,831	06/19/20	USD	60.00	USD	11,718	1,190,150
Intuitive Surgical, Inc.	32	06/19/20	USD	630.00	USD	1,635	3,360
NXP Semiconductors NV	1,145	06/19/20	USD	95.00	USD	11,401	1,176,487
SPDR S&P 500 ETF Trust	1,911	06/19/20	USD	328.00	USD	55,511	94,595
iShares Nasdaq Biotechnology ETF	3,268	06/19/20	USD	120.00	USD	40,523	2,712,440
salesforce.com, Inc.	722	06/19/20	USD	145.00	USD	11,693	1,514,395
Amazon.com, Inc.	164	07/17/20	USD	2,300.00	USD	40,574	4,398,480
Autodesk, Inc.	686	07/17/20	USD	155.00	USD	12,837	2,622,235
Financial Select Sector SPDR Fund	13,757	07/17/20	USD	25.00	USD	31,352	887,327

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Invesco QQQ Trust	1,944	07/17/20	USD	228.00	USD	42,556	$1,348,164
SPDR S&P 500 ETF Trust	3,302	07/17/20	USD	285.00	USD	95,916	6,034,405
SPDR S&P 500 ETF Trust	1,985	07/17/20	USD	300.00	USD	57,660	1,866,892
SPDR S&P 500 ETF Trust	2,064	07/17/20	USD	310.00	USD	59,955	1,047,480
VMware, Inc., Class A	1,881	07/17/20	USD	140.00	USD	24,739	1,307,295
Boston Scientific Corp.	3,095	08/21/20	USD	35.00	USD	11,600	1,377,275
Boston Scientific Corp.	2,864	08/21/20	USD	40.00	USD	10,734	495,472
Home Depot, Inc.	2,475	08/21/20	USD	185.00	USD	54,408	10,197,000
Home Depot, Inc.	895	08/21/20	USD	200.00	USD	19,675	2,707,375
L3Harris Technologies, Inc.	546	08/21/20	USD	200.00	USD	10,576	761,670
PPG Industries, Inc.	1,166	08/21/20	USD	95.00	USD	10,591	623,810
Capital One Financial Corp.	1,923	09/18/20	USD	60.00	USD	12,453	2,197,027
NXP Semiconductors NV	1,064	09/18/20	USD	110.00	USD	10,594	843,220
SPDR S&P 500 ETF Trust	1,246	09/18/20	USD	290.00	USD	36,194	2,504,460
Walt Disney Co.	1,337	09/18/20	USD	110.00	USD	14,460	1,186,587
iShares Russell 2000 ETF	3,244	09/18/20	USD	140.00	USD	42,273	2,087,514
SPDR S&P 500 ETF Trust	986	09/30/20	USD	294.00	USD	28,641	1,811,775
Apple, Inc.	720	10/16/20	USD	300.00	USD	21,154	1,616,400
Starbucks Corp.	1,401	10/16/20	USD	77.50	USD	10,750	984,203
Wells Fargo & Co.	2,977	10/16/20	USD	35.00	USD	8,648	388,499
Bank of America Corp.	5,755	12/18/20	USD	27.00	USD	13,841	1,096,327
JPMorgan Chase & Co.	1,323	12/18/20	USD	110.00	USD	12,669	830,183
Microsoft Corp.	1,253	12/18/20	USD	165.00	USD	22,455	3,248,402
SPDR S&P 500 ETF Trust	6,848	12/18/20	USD	300.00	USD	198,921	13,439,200
SPDR S&P 500 ETF Trust	4,419	12/18/20	USD	290.00	USD	128,363	11,206,584
Amazon.com, Inc.	36	01/15/21	USD	2,350.00	USD	8,906	1,319,850
VanEck Vectors Semiconductor ETF	2,230	01/15/21	USD	145.00	USD	29,822	2,642,550
SPDR S&P 500 ETF Trust	2,557	12/17/21	USD	305.00	USD	74,276	6,556,148

							116,701,678

Put
SPDR S&P 500 ETF Trust	2,713	05/15/20	USD	270.00	USD	78,807	644,338
SPDR S&P 500 ETF Trust	7,973	05/15/20	USD	260.00	USD	231,600	1,096,287
SPDR S&P 500 ETF Trust	1,301	06/19/20	USD	280.00	USD	37,791	1,267,174
UnitedHealth Group, Inc.	719	09/18/20	USD	280.00	USD	21,029	1,430,810

							4,438,609

							$121,140,287

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
CAD Currency	One-touch	Citibank N.A.	—	05/04/20	CAD	84.00	JPY	84.00	CAD	3,150	$5
CAD Currency	One-touch	UBS AG	—	05/04/20	CAD	84.00	JPY	84.00	CAD	6,444	9
EUR Currency	Instant one-touch	Bank of America N.A.	—	05/25/20	EUR	1.16	CHF	1.16	EUR	1,615	13,399
EUR Currency	Instant one-touch	Bank of America N.A.	—	05/25/20	EUR	1.16	CHF	1.16	EUR	1,602	13,291
AUD Currency	One-touch	JPMorgan Chase Bank N.A.	—	06/08/20	AUD	76.00	JPY	76.00	AUD	7,357	65,493
USD Currency	One-touch	Standard Chartered Bank	—	06/16/20	USD	6.70	CNH	6.70	USD	4,843	124,843
S&P 500 Index	Down-and-in	Goldman Sachs International	30,188	06/19/20	USD	2,500.00		USD 2,250.00		75,470	—
S&P 500 Index	Down-and-in	Goldman Sachs International	22,783	06/19/20	USD	2,800.00	USD	2,500.00		63,792	—
EUR Currency	One-touch	Bank of America N.A.	—	06/25/20	EUR	1.00	USD	1.00	EUR	2,960	66,581
EUR Currency	Instant one-touch	Bank of America N.A.	—	08/25/20	EUR	1.17	CHF	1.17	EUR	1,615	63,879
EUR Currency	Instant one-touch	Bank of America N.A.	—	08/25/20	EUR	1.17	CHF	1.17	EUR	1,602	63,365

											410,865

Put
USD Currency	One-touch	Bank of America N.A.	—	05/13/20	USD	105.00	JPY	105.00	USD	1,223	96,798
USD Currency	One-touch	HSBC Bank PLC	—	05/13/20	USD	105.00	JPY	105.00	USD	4,049	320,421
USD Currency	One-touch	Bank of America N.A.	—	06/11/20	USD	105.00	JPY	105.00	USD	1,682	296,075
USD Currency	Down-and-in	Bank of America N.A.	—	07/29/20	USD	105.61	JPY	105.61	USD	3,375	127,055
USD Currency	Down-and-in	Bank of America N.A.	—	07/29/20	USD	104.95	USD	104.95	USD	3,139	97,770
EUR Currency	One-touch	Goldman Sachs International	—	08/13/20	EUR	1.05	USD	1.05	EUR	2,315	240,188

											1,178,307

											$1,589,172

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 08/15/30	3-Month LIBOR, 0.56%	Quarterly	1.08%	Semi-Annual	Bank of America N.A.	08/13/20	1.08%	USD	142,054	$6,467,756

Put
10-Year Interest Rate Swap, 08/13/30	1.80	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	JPMorgan Chase Bank N.A.	08/11/20	1.80	USD	248,953	37,542
10-Year Interest Rate Swap, 08/15/30	2.08	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	Bank of America N.A.	08/13/20	2.08	USD	141,092	9,134
10-Year Interest Rate Swap, 10/04/30	0.75	Semi-Annual	3-Month LIBOR, 0.56	Quarterly	JPMorgan Chase Bank N.A.	10/02/20	0.75	USD	63,653	780,650

										827,326

										$7,295,082

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	383,739	05/01/20	USD	$160.00	USD	60,938	$186,113
Agilent Technologies, Inc.	Nomura International PLC	347,268	05/15/20	USD	87.50	USD	26,622	64,245
SPDR Gold Shares(a)	Societe Generale	1,085,384	05/29/20	USD	165.00	USD	172,359	1,774,603
S&P 500 Index	Goldman Sachs International	10,404	06/02/20	USD	3,113.65	USD	30,301	158,052
Eli Lilly & Co.	Citibank N.A.	177,643	06/19/20	USD	142.00	USD	27,471	2,726,273
HCA Healthcare, Inc.	Morgan Stanley & Co. International PLC	41,582	06/19/20	USD	135.00	USD	4,569	66,531
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	20,648	06/19/20	EUR	345.00	EUR	7,277	444,057
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	633,810	06/30/20	USD	160.00	USD	100,649	3,248,276
SPDR Gold Shares(a)	Societe Generale	1,085,837	07/17/20	USD	168.00	USD	172,431	3,449,085
SPDR Gold Shares(a)	Societe Generale	1,411,634	08/21/20	USD	167.00	USD	224,167	6,678,610
Apple, Inc.	Morgan Stanley & Co. International PLC	133,874	09/18/20	USD	320.00	USD	39,332	1,640,824
SPDR Gold Shares(a)	Goldman Sachs International	173,599	09/18/20	USD	167.00	USD	27,568	976,494
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	976,155	09/18/20	USD	170.00	USD	155,013	4,734,352
Capital One Financial Corp.	Nomura International PLC	156,407	11/20/20	USD	55.00	USD	10,129	2,489,709
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	20,648	12/18/20	EUR	360.00	EUR	7,277	656,186
SPDR S&P 500 ETF Trust	Morgan Stanley & Co. International PLC	575,800	06/18/21	USD	360.00	USD	167,258	2,077,106

								31,370,516

Put
USD Currency	JPMorgan Chase Bank N.A.	—	05/04/20	BRL	$3.93	USD	59,478	$60
USD Currency	Bank of America N.A.	—	05/04/20	IDR	14,000.00	USD	59,478	60
USD Currency	Citibank N.A.	—	05/04/20	MXN	19.00	USD	59,478	59
USD Currency	Citibank N.A.	—	05/04/20	TRY	5.70	USD	118,956	119
USD Currency	Citibank N.A.	—	05/04/20	ZAR	14.40	USD	118,956	119
EUR Currency	UBS AG	—	05/08/20	USD	1.09	EUR	675,479	781,676
USD Currency	Morgan Stanley & Co. International PLC	—	05/26/20	JPY	108.00	USD	48,868	600,875
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	1,367,543	06/17/20	USD	282.85	USD	416,417	223,142
USD Currency	BNP Paribas S.A.	—	06/18/20	JPY	108.00	USD	210,929	3,283,743
USD Currency	Morgan Stanley & Co. International PLC	—	07/09/20	JPY	103.00	USD	179,947	766,574
ASML Holding NV	UBS AG	34,677	07/17/20	EUR	245.00	EUR	9,385	406,988
EUR Currency	Bank of America N.A.	—	07/23/20	USD	1.12	EUR	35,879	874,751
EUR Currency	HSBC Bank PLC	—	08/19/20	JPY	116.50	EUR	63,280	1,149,954
EUR Currency	Citibank N.A.	—	08/19/20	USD	1.07	EUR	105,465	628,028
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	2,127,065	08/19/20	USD	284.45	USD	647,691	786,525
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	208,314	09/29/20	HKD	392.22	HKD	86,867	464,282

								9,966,955

								$41,337,471

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,278	05/01/20	USD	285.00	USD	37,123	$(713,124)
SPDR S&P 500 ETF Trust	1,985	05/01/20	USD	287.50	USD	57,660	(714,600)
Alibaba Group Holding Ltd. - ADR	972	05/15/20	USD	230.00	USD	19,700	(37,908)
Amazon.com, Inc.	171	05/15/20	USD	2,700.00	USD	42,305	(551,475)
Facebook, Inc., Class A	543	05/15/20	USD	210.00	USD	11,116	(159,099)
McDonald’s Corp.	1,102	05/15/20	USD	195.00	USD	20,669	(200,013)
Microsoft Corp.	682	05/15/20	USD	195.00	USD	12,222	(24,893)
SPDR S&P 500 ETF Trust	1,278	05/15/20	USD	285.00	USD	37,123	(1,311,867)
SPDR S&P 500 ETF Trust	3,313	05/15/20	USD	290.00	USD	96,236	(2,294,253)
SPDR S&P 500 ETF Trust	2,713	05/15/20	USD	305.00	USD	78,807	(283,508)
ServiceNow, Inc.	353	05/15/20	USD	350.00	USD	12,409	(515,380)
Starbucks Corp.	2,675	05/15/20	USD	82.50	USD	20,525	(133,750)
U.S. Long Bond	925	05/22/20	USD	197.00	USD	167	(57,812)
SPDR S&P 500 ETF Trust	1,217	05/29/20	USD	300.00	USD	35,351	(498,970)
Abbott Laboratories	1,193	06/19/20	USD	90.00	USD	10,986	(635,273)
Alphabet, Inc., Class C	80	06/19/20	USD	1,400.00	USD	10,789	(265,600)
Amazon.com, Inc.	85	06/19/20	USD	2,800.00	USD	21,029	(358,700)
Amazon.com, Inc.	85	06/19/20	USD	2,740.00	USD	21,029	(473,025)
Apple, Inc.	729	06/19/20	USD	310.00	USD	21,418	(524,880)
Becton Dickinson & Co.	388	06/19/20	USD	290.00	USD	9,798	(33,950)
Costco Wholesale Corp.	397	06/19/20	USD	345.00	USD	12,029	(59,550)
Facebook, Inc., Class A	1,163	06/19/20	USD	205.00	USD	23,808	(1,064,145)
McDonald’s Corp.	1,121	06/19/20	USD	195.00	USD	21,025	(521,265)
NVIDIA Corp.	356	06/19/20	USD	330.00	USD	10,405	(290,140)
NXP Semiconductors NV	1,145	06/19/20	USD	105.00	USD	11,401	(609,713)
SPDR S&P 500 ETF Trust	811	06/19/20	USD	300.00	USD	23,558	(551,480)
Tesla, Inc.	152	06/19/20	USD	950.00	USD	11,885	(475,380)
UnitedHealth Group, Inc.	711	06/19/20	USD	320.00	USD	20,795	(190,903)
Walt Disney Co.	939	06/19/20	USD	120.00	USD	10,155	(175,123)
salesforce.com, Inc.	722	06/19/20	USD	185.00	USD	11,693	(117,686)
Amazon.com, Inc.	86	07/17/20	USD	2,640.00	USD	21,276	(923,640)
Amazon.com, Inc.	85	07/17/20	USD	2,700.00	USD	21,029	(731,425)
Autodesk, Inc.	681	07/17/20	USD	195.00	USD	12,744	(800,175)
Autodesk, Inc.	1,163	07/17/20	USD	210.00	USD	21,763	(761,765)
Comcast Corp., Class A	5,418	07/17/20	USD	42.50	USD	20,388	(289,863)
Johnson & Johnson	661	07/17/20	USD	170.00	USD	9,918	(40,321)
SPDR S&P 500 ETF Trust	2,001	07/17/20	USD	281.00	USD	58,125	(4,207,103)
Starbucks Corp.	1,419	07/17/20	USD	82.50	USD	10,888	(368,231)
UnitedHealth Group, Inc.	355	07/17/20	USD	320.00	USD	10,383	(217,437)
VMware, Inc., Class A	1,881	07/17/20	USD	160.00	USD	24,739	(315,067)
Abbott Laboratories	1,084	08/21/20	USD	110.00	USD	9,983	(137,668)
D.R. Horton, Inc.	1,268	08/21/20	USD	47.50	USD	5,987	(608,640)
Home Depot, Inc.	2,922	08/21/20	USD	220.00	USD	64,234	(4,945,485)
Home Depot, Inc.	927	08/21/20	USD	240.00	USD	20,378	(709,155)
Lennar Corp.	1,056	08/21/20	USD	50.00	USD	5,287	(654,720)
Charter Communications, Inc., Class A	396	09/18/20	USD	600.00	USD	19,611	(281,160)
NXP Semiconductors NV	1,064	09/18/20	USD	140.00	USD	10,594	(156,940)
NextEra Energy, Inc.	847	09/18/20	USD	280.00	USD	19,576	(156,695)
UnitedHealth Group, Inc.	719	09/18/20	USD	320.00	USD	21,029	(781,913)
Walt Disney Co.	1,337	09/18/20	USD	125.00	USD	14,460	(467,950)
SPDR S&P 500 ETF Trust	5,489	09/30/20	USD	230.00	USD	159,444	(36,103,898)
SPDR S&P 500 ETF Trust	1,002	09/30/20	USD	253.00	USD	29,106	(4,706,394)
Apple, Inc.	1,439	10/16/20	USD	330.00	USD	42,278	(1,424,610)
Starbucks Corp.	2,802	10/16/20	USD	87.50	USD	21,500	(884,031)
Microsoft Corp.	1,253	12/18/20	USD	190.00	USD	22,455	(1,732,273)
Amazon.com, Inc.	73	01/15/21	USD	2,900.00	USD	18,060	(1,113,980)

							(77,364,004)

Put
Boston Scientific Corp.	2,864	05/15/20	USD	30.00	USD	10,734	$(37,232)
CVS Health Corp.	936	05/15/20	USD	55.00	USD	5,761	(47,736)
McDonald’s Corp.	1,102	05/15/20	USD	165.00	USD	20,669	(45,182)

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Raytheon Technologies Corp.	389	05/15/20	USD	170.00	USD	2,521	$(779,945)
SPDR S&P 500 ETF Trust	995	05/15/20	USD	290.00	USD	28,903	(689,535)
SPDR S&P 500 ETF Trust	7,846	05/15/20	USD	220.00	USD	227,911	(152,997)
SPDR S&P 500 ETF Trust	6,626	05/15/20	USD	255.00	USD	192,472	(685,791)
SPDR S&P 500 ETF Trust	5,406	05/15/20	USD	230.00	USD	157,033	(159,477)
ServiceNow, Inc.	702	05/15/20	USD	260.00	USD	24,678	(31,590)
Starbucks Corp.	2,675	05/15/20	USD	67.50	USD	20,525	(97,637)
Alphabet, Inc., Class C	83	06/19/20	USD	1,040.00	USD	11,194	(18,675)
Capital One Financial Corp.	1,923	06/19/20	USD	42.50	USD	12,453	(149,032)
Capital One Financial Corp.	2,195	06/19/20	USD	35.00	USD	14,215	(82,312)
Exxon Mobil Corp.	3,950	06/19/20	USD	55.00	USD	18,356	(3,801,875)
Facebook, Inc., Class A	1,189	06/19/20	USD	170.00	USD	24,340	(197,374)
Fortive Corp.	1,831	06/19/20	USD	45.00	USD	11,718	(92,465)
Intuitive Surgical, Inc.	32	06/19/20	USD	500.00	USD	1,635	(77,120)
Microsoft Corp.	1,253	06/19/20	USD	135.00	USD	22,455	(68,288)
SPDR S&P 500 ETF Trust	1,911	06/19/20	USD	250.00	USD	55,511	(744,335)
SPDR S&P 500 ETF Trust	2,604	06/19/20	USD	245.00	USD	75,641	(856,716)
SPDR S&P 500 ETF Trust	3,302	06/19/20	USD	210.00	USD	95,916	(308,737)
SPDR S&P 500 ETF Trust	3,268	06/19/20	USD	205.00	USD	94,929	(256,538)
iShares Nasdaq Biotechnology ETF	3,268	06/19/20	USD	94.00	USD	40,523	(81,700)
salesforce.com, Inc.	1,423	06/19/20	USD	135.00	USD	23,045	(302,387)
Autodesk, Inc.	1,327	07/17/20	USD	140.00	USD	24,832	(504,260)
Comcast Corp., Class A	5,672	07/17/20	USD	32.50	USD	21,344	(482,120)
Financial Select Sector SPDR Fund	13,757	07/17/20	USD	19.00	USD	31,352	(742,878)
Invesco QQQ Trust	972	07/17/20	USD	160.00	USD	21,278	(156,978)
JPMorgan Chase & Co.	2,214	07/17/20	USD	85.00	USD	21,201	(924,345)
Morgan Stanley	2,683	07/17/20	USD	35.00	USD	10,579	(501,721)
SPDR S&P 500 ETF Trust	2,001	07/17/20	USD	281.00	USD	58,125	(2,611,305)
SPDR S&P 500 ETF Trust	2,064	07/17/20	USD	240.00	USD	59,955	(958,728)
VMware, Inc., Class A	1,881	07/17/20	USD	100.00	USD	24,739	(352,688)
Walt Disney Co.	1,943	07/17/20	USD	90.00	USD	21,014	(495,465)
Boston Scientific Corp.	3,095	08/21/20	USD	26.00	USD	11,600	(123,800)
Home Depot, Inc.	2,189	08/21/20	USD	135.00	USD	48,121	(585,558)
Home Depot, Inc.	448	08/21/20	USD	140.00	USD	9,848	(105,504)
L3Harris Technologies, Inc.	546	08/21/20	USD	145.00	USD	10,576	(232,050)
PPG Industries, Inc.	1,166	08/21/20	USD	70.00	USD	10,591	(154,495)
NXP Semiconductors NV	1,064	09/18/20	USD	80.00	USD	10,594	(569,240)
Netflix, Inc.	385	09/18/20	USD	300.00	USD	16,164	(310,887)
UnitedHealth Group, Inc.	719	09/18/20	USD	230.00	USD	21,029	(521,275)
SPDR S&P 500 ETF Trust	5,489	09/30/20	USD	230.00	USD	159,444	(3,965,803)
SPDR S&P 500 ETF Trust	1,002	09/30/20	USD	253.00	USD	29,106	(1,163,823)
SPDR S&P 500 ETF Trust	4,419	09/30/20	USD	205.00	USD	128,363	(1,747,715)
Amazon.com, Inc.	36	01/15/21	USD	1,850.00	USD	8,906	(282,780)

							(27,258,094)

							$(104,622,098)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range	Notional Amount (000)	Value
Put
S&P 500 Index	Down-and-in	Goldman Sachs International	10,404	06/02/20	USD	2,871.81	USD 2,569.51	USD 29,878	$(609,171)

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
2-Year Interest Rate Swap, 08/15/22	0.88%	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	Bank of America N.A.	08/13/20	0.88%	USD	623,327	$(7,606,667)
10-Year Interest Rate Swap, 09/12/30	0.68	Semi-Annual	3-Month LIBOR, 0.56	Quarterly	Morgan Stanley & Co. International PLC	09/10/20	0.68	USD	20,212	(335,937)
10-Year Interest Rate Swap, 09/25/30	0.66	Semi-Annual	3-Month LIBOR, 0.56	Quarterly	JPMorgan Chase Bank N.A.	09/23/20	0.66	USD	30,500	(500,277)
10-Year Interest Rate Swap, 09/27/30	0.76	Semi-Annual	3-Month LIBOR, 0.56	Quarterly	Deutsche Bank AG	09/25/20	0.76	USD	24,400	(545,559)
5-Year Interest Rate Swap, 04/10/27	(0.02)	Annual	6-Month EURIBOR, -0.17	Semi-Annual	Barclays Bank PLC	04/08/22	(0.02)	EUR	170,960	(3,316,132)
5-Year Interest Rate Swap, 04/21/27	(0.15)	Annual	6-Month EURIBOR, -0.17	Semi-Annual	Barclays Bank PLC	04/19/22	(.015)	EUR	45,113	(666,214)
5-Year Interest Rate Swap, 04/21/27	(0.13)	Annual	6-Month EURIBOR, -0.17	Semi-Annual	Barclays Bank PLC	04/19/22	(0.13)	EUR	112,700	(1,744,658)

										(14,715,444)

Put
10-Year Interest Rate Swap, 06/04/30	3-Month LIBOR, 0.56	Quarterly	0.75	Semi-Annual	JPMorgan Chase Bank N.A.	06/02/20	.75	USD	95,480	(294,544)
30-Year Interest Rate Swap, 07/16/50	3-Month LIBOR, 0.56	Quarterly	1.48	Semi-Annual	JPMorgan Chase Bank N.A.	07/14/20	1.48	USD	24,404	(67,529)
30-Year Interest Rate Swap, 07/16/50	3-Month LIBOR, 0.56	Quarterly	1.33	Semi-Annual	JPMorgan Chase Bank N.A.	07/14/20	1.33	USD	24,404	(124,892)
2-Year Interest Rate Swap, 08/15/22	3-Month LIBOR, 0.56	Quarterly	1.88	Semi-Annual	Bank of America N.A.	08/13/20	1.88	USD	701,808	(7)
10-Year Interest Rate Swap, 09/12/30	3-Month LIBOR, 0.56	Quarterly	0.68	Semi-Annual	Morgan Stanley & Co. International PLC	09/10/20	.68	USD	20,212	(284,828)
10-Year Interest Rate Swap, 09/25/30	3-Month LIBOR, 0.56	Quarterly	0.66	Semi-Annual	JPMorgan Chase Bank N.A.	09/23/20	.66	USD	30,500	(474,620)
10-Year Interest Rate Swap, 09/27/30	3-Month LIBOR, 0.56	Quarterly	0.76	Semi-Annual	Deutsche Bank AG	09/25/20	.76	USD	24,400	(277,099)
10-Year Interest Rate Swap, 02/13/32	3-Month LIBOR, 0.56	Quarterly	2.00	Semi-Annual	JPMorgan Chase Bank N.A.	02/11/22	2.00	USD	248,953	(1,072,977)
5-Year Interest Rate Swap, 04/10/27	6-Month EURIBOR, -0.17	Semi-Annual	(0.02)	Annual	Barclays Bank PLC	04/08/22	(0.02)	EUR	170,960	(1,227,408)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, -0.17	Semi-Annual	(0.15)	Annual	Barclays Bank PLC	04/19/22	(0.15)	EUR	45,113	(447,062)
5-Year Interest Rate Swap, 04/21/27	6-Month EURIBOR, -0.17	Semi-Annual	(0.13)	Annual	Barclays Bank PLC	04/19/22	(0.13)	EUR	112,700	(1,064,037)

										(5,335,003)

										$(20,050,447)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	139,541	05/01/20	USD	170.00	USD	22,159	$—
SPDR Gold Shares(a)	Societe Generale	434,154	05/29/20	USD	180.00	USD	68,944	(108,539)
USD-JPY Currency	Deutsche Bank AG	—	06/03/20	JPY	110.50	USD	73,904	(68,879)
USD-JPY Currency	JPMorgan Chase Bank N.A.	—	06/11/20	JPY	110.50	USD	73,857	(101,553)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	2,035,911	06/17/20	TWD	325.00	USD	619,935	(326,418)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	1,367,543	06/17/20	TWD	327.52	USD	416,417	(188,776)
Comcast Corp., Class A	Citibank N.A.	1,116,389	06/19/20	USD	40.00	USD	42,010	(1,015,914)
Eli Lilly & Co.	Citibank N.A.	177,643	06/19/20	USD	153.00	USD	27,471	(1,298,773)
HCA Healthcare, Inc.	Morgan Stanley & Co. International PLC	41,582	06/19/20	USD	150.00	USD	4,569	(6,237)

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Roche Holding AG	BNP Paribas S.A.	39,262	06/19/20	CHF	360.00	CHF	13,170	$(125,629)
Sanofi	Barclays Bank PLC	96,557	06/19/20	EUR	96.00	EUR	8,612	(62,406)
USD-ZAR Currency	Morgan Stanley & Co. International PLC	—	06/25/20	ZAR	21.00	USD	54,277	(353,452)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	211,269	06/30/20	USD	175.00	USD	33,550	(310,565)
ASML Holding NV	UBS AG	34,677	07/17/20	EUR	290.00	EUR	9,385	(396,951)
SPDR Gold Shares(a)	Societe Generale	434,332	07/17/20	USD	188.00	USD	68,972	(447,844)
EUR-USD Currency	Bank of America N.A.	—	07/23/20	USD	1.12	EUR	195,399	(1,040,019)
AUD-USD Currency	JPMorgan Chase Bank N.A.	—	07/24/20	USD	0.67	AUD	130,262	(846,136)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	2,127,065	08/19/20	TWD	321.88	USD	647,691	(820,898)
SPDR Gold Shares(a)	Societe Generale	760,113	08/21/20	USD	187.00	USD	120,706	(1,195,445)
Roche Holding AG	Barclays Bank PLC	28,628	09/18/20	CHF	385.00	CHF	9,603	(118,853)
SPDR Gold Shares(a)	Goldman Sachs International	173,599	09/18/20	USD	195.00	USD	27,568	(297,722)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	325,336	09/18/20	USD	200.00	USD	51,663	(466,857)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	208,314	09/29/20	HKD	454.15	HKD	86,867	(403,652)
Capital One Financial Corp.	Nomura International PLC	156,407	11/20/20	USD	70.00	USD	10,129	(1,220,990)

								(11,222,508)

Put
Agilent Technologies, Inc.	Nomura International PLC	231,513	05/15/20	USD	77.50	USD	17,748	(591,430)
Alibaba Group Holding Ltd. — ADR	Societe Generale	112,621	05/15/20	USD	190.00	USD	22,825	(266,877)
USD-JPY Currency	Morgan Stanley & Co. International PLC	—	05/26/20	JPY	103.00	USD	48,868	(46,668)
SPDR Gold Shares(a)	Societe Generale	542,691	05/29/20	USD	145.00	USD	86,179	(252,308)
USD-JPY Currency	Deutsche Bank AG	—	06/03/20	JPY	102.00	USD	73,904	(69,544)
USD-JPY Currency	JPMorgan Chase Bank N.A.	—	06/11/20	JPY	102.00	USD	73,857	(107,757)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	1,367,543	06/17/20	TWD	253.08	USD	416,417	(27,542)
USD-JPY Currency	Morgan Stanley & Co. International PLC		06/18/20	JPY	102.00	USD	210,929	(391,484)
Apple, Inc.	Morgan Stanley & Co. International PLC	133,874	06/19/20	USD	260.00	USD	39,332	(598,805)
Eli Lilly & Co.	Citibank N.A.	177,643	06/19/20	USD	126.00	USD	27,471	(191,153)
HCA Healthcare, Inc.	Morgan Stanley & Co. International PLC	41,582	06/19/20	USD	100.00	USD	4,569	(222,392)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	41,297	06/19/20	EUR	285.00	EUR	14,555	(114,496)
Roche Holding AG	Barclays Bank PLC	39,262	06/19/20	CHF	290.00	CHF	13,170	(106,570)
Sanofi	Barclays Bank PLC	96,557	06/19/20	EUR	80.00	EUR	8,612	(170,357)
USD-ZAR Currency	Morgan Stanley & Co. International PLC	—	06/25/20	ZAR	17.50	USD	54,277	(377,551)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	422,540	06/30/20	USD	145.00	USD	67,099	(517,257)
USD-JPY Currency	Morgan Stanley & Co. International PLC		07/09/20	JPY	97.00	USD	179,947	(175,088)
ASML Holding NV	UBS AG	34,677	07/17/20	EUR	220.00	EUR	9,385	(164,238)
SPDR Gold Shares(a)	Societe Generale	542,918	07/17/20	USD	152.00	USD	86,215	(1,791,678)
USD-JPY Currency	JPMorgan Chase Bank N.A.	—	07/21/20	JPY	103.00	USD	195,421	(1,008,568)
EUR-USD Currency	Bank of America N.A.	—	07/23/20	USD	1.03	EUR	195,399	(264,876)
AUD-USD Currency	JPMorgan Chase Bank N.A.	—	07/24/20	USD	0.58	AUD	130,262	(264,842)
EUR-JPY Currency	Deutsche Bank AG	—	08/19/20	JPY	110.00	EUR	63,280	(393,812)
Taiwan Semiconductor Manufacturing Co. Ltd.	Morgan Stanley & Co. International PLC	2,127,065	08/19/20	TWD	250.02	USD	647,691	(189,181)
Capital One Financial Corp.	Nomura International PLC	156,407	08/21/20	USD	44.00	USD	10,129	(325,718)
SPDR Gold Shares(a)	Societe Generale	977,286	08/21/20	USD	145.00	USD	155,193	(2,350,793)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	643,513	09/11/20	JPY	3,820.96	JPY	1,830,151	(5,913,370)
SPDR Gold Shares(a)	Morgan Stanley & Co. International PLC	542,308	09/18/20	USD	145.00	USD	86,119	(1,663,264)
Tencent Holdings Ltd.	JPMorgan Chase Bank N.A.	208,314	09/29/20	HKD	350.94	HKD	86,867	(146,276)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	644,795	12/11/20	JPY	3,786.60	JPY	1,833,797	(6,222,413)
Sumitomo Mitsui Financial Group, Inc.	Morgan Stanley & Co. International PLC	541,031	03/12/21	JPY	3,400.00	JPY	1,538,692	(4,256,065)
Topix-Bank Index	BNP Paribas S.A.	13,948,849	03/12/21	JPY	131.00	JPY	1,593,656	(3,889,714)

								(33,072,087)

								$(44,294,595)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	885,749	$(7,497,569)	$(18,090,685)	$10,593,116
CDX.NA.HY.34.V1	5.00	Quarterly	06/20/25	USD	145,874	6,747,782	6,782,017	(34,235)

						$(749,787)	$(11,308,668)	$10,558,881

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx XO, Series 32, Version 1	5.00%	Quarterly	12/20/24	BB-	EUR	22,561	$409,088	$3,164,584	$(2,755,496)
Markit iTraxx XO, Series 33, Version 1	5.00	Quarterly	06/21/25	BB-	EUR	64,129	662,311	228,106	434,205

							$1,071,399	$3,392,690	$(2,321,291)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month CAD BA	Semi-Annual	1.91%	Semi-Annual	N/A		07/09/21	CAD	749,816	$8,624,932	$3,504	$8,621,428
3-Month LIBOR, 0.56%	Quarterly	1.21	Semi-Annual	N/A		03/27/22	USD	453,255	7,265,580	3,402	7,262,178
1.06	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	N/A		03/27/22	USD	1,561,211	(20,305,601)	11,719	(20,317,320)
1.60	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	N/A		01/24/25	USD	444,746	(26,909,608)	11,007	(26,920,615)
1.04	Semi-Annual	3-Month LIBOR, 0.56%	Quarterly	07/16/20	(a)	07/16/50	USD	9,894	(584,320)	323	(584,643)

									$(31,909,017)	$29,955	$(31,938,972)

(a)	Forward swap.

OTC Total Return Swaps — Future

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
S&P 500 Index Annual Dividend Future December 2020	USD	6,260,738	Goldman Sachs International	12/18/20	USD	6,261	$270,787	—	$270,787
S&P 500 Index Annual Dividend Future December 2021	USD	7,937,925	BNP Paribas S.A.	12/17/21	USD	7,938	(604,950)	—	(604,950)

							$(334,163)	—	$(334,163)

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps

References	Frequency	Reference	Frequency	Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iShares iBoxx USD High Yield Corporate Bond ETF	Semi-Annual	1-month LIBOR minus 2.95%	Monthly	Citibank N.A.	N/A	06/20/20	USD	28,864	$(218,843)	—	$(218,843)
SHELL: GSCBBL8X	Semi-Annual	3-month LIBOR minus 0.10%	Quarterly	Goldman Sachs International	N/A	01/22/21	USD	21,655	621,525	—	621,525
SHELL: GSCBBL8X	Semi-Annual	3-month LIBOR plus 0.10%	Quarterly	Goldman Sachs International	N/A	01/24/21	USD	26,346	824,034	—	824,034

									$1,226,716	—	$1,226,716

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Termination Date	Net Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short:	Citibank N.A.	02/24/2023-02/27/2023	$(3,584,015)	$(201,334	)(b)	$(3,736,356)	0.14%
	JPMorgan Chase Bank N.A.	02/08/23	(15,393,546)	(943,033	)(c)	(16,263,647)	0.18

			$(18,977,561)	$(1,144,367)		$(20,000,003)

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 1-600 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

USD — 1D Overnight Bank Funding Rate (OBFR01)

USD — 1M US Dollar LIBOR BBA

USD — 1W US Dollar LIBOR BBA

(b)	Amount includes $(48,993) of net dividends and financing fees.
(c)	Amount includes $(72,932) of net dividends and financing fees.

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of April 30, 2020 termination dates 02/24/23 — 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Italy
Leonardo SPA	1,460,440	$10,085,923	(269.9)%

Total Reference Entity — Long		$10,085,923

Reference Entity—Short

China
58.Com, Inc. — ADR	(2,468)	(128,213)	3.4
China Communications Services Corp. Ltd., Class H	(350,000)	(249,484)	6.7
China Eastern Airlines Corp Ltd., Class H	(772,000)	(313,749)	8.4
China Molybdenum Co. Ltd., Class H	(828,000)	(249,808)	6.7
Longfor Group Holdings Ltd.	(135,500)	(688,886)	18.5
Pinduoduo, Inc. — ADR	(2,217)	(105,174)	2.8
Ping An Healthcare and Technology Co. Ltd.	(35,500)	(489,048)	13.1
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	(113,000)	(426,913)	11.4
Sunac China Holdings Ltd.	(14,000)	(62,625)	1.7
Xiaomi Corp., Class B	(684,200)	(897,393)	24.0
ZTE Corp., Class H	(53,400)	(150,516)	4.0
ZTO Express Cayman, Inc., ADR	(10,688)	(318,075)	8.5

		(4,079,884)

Denmark
Danske Bank AS	(9,513)	(112,949)	3.0

Germany
Deutsche Bank AG	(37,230)	(275,734)	7.4
Porsche Automobil Holding SE	(6,342)	(320,231)	8.6

		(595,965)

Hong Kong
China Everbright International Ltd.	(429,000)	(248,088)	6.6
China Resources Gas Group Ltd.	(40,000)	(224,813)	6.0
China Resources Land Ltd.	(24,000)	(99,173)	2.7
Galaxy Entertainment Group Ltd.	(73,000)	(469,500)	12.6
Sino Biopharmaceutical Ltd.	(309,000)	(450,398)	12.1
Wharf Real Estate Investment Co. Ltd.	(25,000)	(105,837)	2.8

		(1,597,809)

Japan
ANA Holdings, Inc.	(6,900)	(146,625)	3.9
LINE Corp.	(1,300)	(63,590)	1.7
Oriental Land Co Ltd.	(1,100)	(139,090)	3.7
Z Holdings Corp.	(40,500)	(156,302)	4.2

		(505,607)

Netherlands
Prosus NV	(7,546)	(572,069)	15.3

Poland
Polskie Gornictwo Naftowe i Gazownictwo SA	(110,381)	(99,357)	2.7

South Korea
Celltrion Healthcare Co. Ltd.	(9,070)	(628,646)	16.8
Korea Shipbuilding & Offshore Engineering Co. Ltd.	(7,231)	(490,500)	13.1
LG Display Co. Ltd.	(15,643)	(141,923)	3.8
Lotte Corp.	(17,760)	(586,298)	15.7

		(1,847,367)

	Shares	Value	% of Basket Value

Sweden
Svenska Handelsbanken AB, Class A	(32,598)	$(297,533)	7.9%
Swedbank AB, Class A	(16,971)	(200,837)	5.4

		(498,370)

Switzerland
Schindler Holding AG, Participation Certificates	(567)	(126,189)	3.4

Taiwan
China Steel Corp.	(66,000)	(44,205)	1.2
Hotai Motor Co. Ltd.	(27,000)	(498,504)	13.3
Shanghai Commercial & Savings Bank Ltd.	(33,000)	(48,595)	1.3

		(591,304)

United States
Archer-Daniels-Midland Co.	(11,099)	(412,217)	11.0
Diamondback Energy, Inc.	(9,541)	(415,415)	11.1
Fidelity National Information Services, Inc.	(1,119)	(147,585)	3.9
General Dynamics Corp.	(946)	(123,567)	3.3
Halliburton Co.	(9,102)	(95,571)	2.6
Marriott International Inc., Class A	(11,451)	(1,041,354)	27.9
Occidental Petroleum Corp.	(12,390)	(205,674)	5.5
T-Mobile U.S. Inc.	(8,588)	(754,026)	20.2

		(3,195,409)

Total Reference Entity — Short		(13,822,279)

Net Value of Reference Entity — Citibank N.A.		$(3,736,356)

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of April 30, 2020 termination date 02/08/23:

	Shares	Value	% of Basket Value

Reference Entity — Short

Australia
Insurance Australia Group	(37,025)	$(138,337)	0.8%
Ramsay Health Care Ltd.	(5,549)	(225,353)	1.4
Scentre Group REIT	(23,430)	(35,198)	0.2
Sydney Airport	(22,940)	(93,443)	0.6
Transurban Group	(63,529)	(566,346)	3.5

		(1,058,677)

Brazil
Atacadao SA	(17,898)	(65,827)	0.4
Hapvida Participacoes e Investimentos SA	(12,126)	(116,936)	0.7
Lojas Americanas SA, Preference Shares	(9,961)	(45,574)	0.3
Magazine Luiza SA	(82,006)	(749,499)	4.6
Suzano Papel e Celulose SA	(104,879)	(760,088)	4.7
TIM Participacoes SA	(26,836)	(62,970)	0.4
WEG SA	(40,635)	(298,454)	1.8

		(2,099,348)

China
Aluminum Corp of China Ltd., Class H	(884,000)	(186,053)	1.1
Autohome, Inc., ADR	(6,606)	(542,683)	3.3
China Southern Airlines Co. Ltd., Class H	(1,914,000)	(957,059)	5.9
Dongfeng Motor Group Co. Ltd., Class H	(140,000)	(92,857)	0.6
iQIYI, Inc., ADR	(53,026)	(899,851)	5.5
Shenzhou International Group Holdings Ltd.	(11,800)	(136,191)	0.8
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	(24,800)	(24,317)	0.2

		(2,839,011)

Hong Kong
China Everbright International Ltd.	(639,000)	(369,530)	2.3
China Gas Holdings Ltd.	(52,200)	(189,942)	1.2
China Jinmao Holdings Group Ltd.	(700,000)	(492,843)	3.0
China State Construction International Holdings Ltd.	(1,070,000)	(829,577)	5.1
Geely Automobile Holdings Ltd.	(337,000)	(524,211)	3.2

		(2,406,103)

Japan
Dai-ichi Life Holdings, Inc.	(4,500)	(56,395)	0.3
Kajima Corp.	(27,000)	(280,551)	1.7
Kintetsu Group Holdings Co. Ltd.	(3,600)	(171,974)	1.1
Makita Corp.	(1,300)	(42,331)	0.3
Nippon Paint Holdings Co. Ltd.	(3,000)	(173,386)	1.1

	Shares	Value	% of Basket Value

Japan (continued)
Shimano, Inc.	(300)	$(44,207)	0.3%
SoftBank Group Corp.	(2,600)	(111,443)	0.7
Sony Financial Holdings, Inc.	(25,900)	(490,977)	3.0
Taisei Corp.	(1,600)	(49,875)	0.3
Toyota Industries Corp.	(1,700)	(85,567)	0.5

		(1,506,706)

Netherlands
Heineken NV	(1,031)	(87,697)	0.5

Poland
mBank SA	(1,097)	(58,420)	0.4
Santander Bank Polska SA	(2,484)	(98,739)	0.6

		(157,159)

Singapore
Jardine Cycle & Carriage Ltd.	(20,700)	(294,311)	1.8

South Africa
Capitec Bank Holdings Ltd.	(5,111)	(249,156)	1.5
Pepkor Holdings Ltd.	(42,219)	(27,562)	0.2
Shoprite Holdings Ltd.	(70,599)	(408,042)	2.5
Vodacom Group Ltd.	(39,958)	(265,632)	1.6

		(950,392)

South Korea
AMOREPACIFIC Group	(1,070)	(34,010)	0.2
Hyundai Steel Co.	(34,921)	(621,102)	3.8
Lotte Corp.	(4,597)	(151,758)	1.0
Samsung C&T Corp.	(3,751)	(328,453)	2.0

		(1,135,323)

United Kingdom
Tesco PLC	(42,323)	(125,184)	0.8

United States
Caterpillar, Inc.	(851)	(99,039)	0.6
Conagra Brands, Inc.	(19,085)	(638,203)	3.9
DISH Network Corp., Class A	(1,820)	(45,527)	0.3
Fox Corp., Class A	(29,214)	(755,766)	4.7
Fox Corp., Class B	(23,518)	(601,120)	3.7
Hilton Worldwide Holdings, Inc.	(7,597)	(575,169)	3.5
Hormel Foods Corp.	(2,655)	(124,387)	0.8
Roper Technologies, Inc.	(1,586)	(540,874)	3.3
Ross Stores, Inc.	(1,862)	(170,112)	1.1
Ventas, Inc.	(1,655)	(53,539)	0.3

		(3,603,736)

Total Reference Entity — Short		(16,263,647)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(16,263,647)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$10,204,662	$(18,090,685)	$26,910,927	$(50,612,309)	$—
OTC Swaps	—	—	1,716,346	(1,968,160)	—
Options Written	N/A	N/A	78,100,861	(61,275,586)	(169,576,311)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$13,277,118	$—	$8,961,269	$—	$22,238,387
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	68,520,663	—	—	68,520,663
Options purchased(b)
Investments at value — unaffiliated	—	—	153,871,427	9,675,190	10,947,641	—	174,494,258
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	11,027,321	—	—	15,883,606	—	26,910,927
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,716,346	—	—	—	1,716,346

	$—	$11,027,321	$168,864,891	$78,195,853	$35,792,516	$—	$293,880,581

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$58,320,710	$—	$1,649,895	$—	$59,970,605
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	125,843,698	—	—	125,843,698
Options written
Options written at value	—	—	143,957,823	5,510,229	20,108,259	—	169,576,311
Swaps—centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	2,789,731	—	—	47,822,578	—	50,612,309
Swaps—OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	1,968,160	—	—	—	1,968,160

	$—	$2,789,731	$204,246,693	$131,353,927	$69,580,732	$—	$407,971,083

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

For the six months ended April 30, 2020, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$180,795,231	$—	$161,009,406	$—	$341,804,637
Forward foreign currency exchange contracts	—	—	—	(43,441,302)	—	—	(43,441,302)
Options purchased(a)	—	—	78,485,142	(4,698,169)	(20,890,366)	—	52,896,607
Options written	—	—	(5,787,695)	17,561,227	12,880,833	—	24,654,365
Swaps	—	12,098,956	(9,995,342)	—	(5,666,918)	—	(3,563,304)

	$—	$12,098,956	$243,497,336	$(30,578,244)	$147,332,955	$—	$372,351,003

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(6,597,432)	$—	$12,467,858	$—	$5,870,426
Forward foreign currency exchange contracts	—	—	—	(72,850,148)	—	—	(72,850,148)
Options purchased(b)	—	—	24,117,735	(6,978,072)	11,792,993	—	28,932,656
Options written	—	—	(10,606,335)	2,330,760	(4,485,670)	—	(12,761,245)
Swaps	—	9,639,780	(973,133)	—	(30,427,397)	—	(21,760,750)

	$—	$9,639,780	$5,940,835	$(77,497,460)	$(10,652,216)	$—	$(72,569,061)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,231,904,024
Average notional value of contracts — short	$2,375,253,363
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,705,715,408
Average amounts sold — in USD	$2,918,213,066
Options:
Average value of option contracts purchased	$118,891,879
Average value of option contracts written	$100,596,390
Average notional value of swaption contracts purchased	$560,635,799
Average notional value of swaption contracts written	$2,568,773,863
Credit default swaps:
Average notional value — buy protection	$1,039,568,506
Average notional value — sell protection	$60,009,894
Interest rate swaps:
Average notional value — pays fixed rate	$1,230,298,179
Average notional amount — receives fixed rate .	$828,607,202
Total return swaps:
Average notional amounts	$62,945,353

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$9,897,585		$3,914,318
Swaps — Centrally cleared	—		217,520
Forward foreign currency exchange contracts	68,520,663		125,843,698
Options	174,494,258	(a)	169,576,311
Swaps — OTC(b)	1,716,346		1,968,160

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$254,628,852		$301,520,007

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(131,037,872)		(108,753,936)

Total derivative assets and liabilities subject to an MNA	$123,590,980		$192,766,071

(a)

Includes options purchased at value which is included in Investments at value—unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)(d)
Bank of America N.A.	$8,591,027	$(8,591,027)	$—	$—	$—
Barclays Bank PLC	3,409,262	(3,409,262)	—	—	—
BNP Paribas S.A.	6,259,043	(6,259,043)	—	—	—
Citibank N.A.	16,934,161	(16,934,161)	—	—	—
Credit Suisse International	13,091,656	(13,091,656)	—	—	—
Deutsche Bank AG	15,692,505	(11,144,692)	—	(4,547,813)	—
Goldman Sachs International	6,223,651	(6,223,651)	—	—	—
HSBC Bank PLC	1,470,375	—	—	—	1,470,375
HSBC Bank USA N.A.	1,323,969	(1,212,242)	(111,727)	—	—
JPMorgan Chase Bank N.A.	10,637,477	(10,637,477)	—	—	—
Morgan Stanley & Co. International PLC	19,584,854	(19,584,854)	—	—	—
Nomura International PLC	2,553,954	(2,138,138)	—	(415,816)	—
Societe Generale	11,902,298	(6,413,484)	—	(5,488,814)	—
Standard Chartered Bank	124,843	—	—	(124,843)	—
UBS AG	5,791,905	(4,698,316)	(1,093,589)	—	—

	$123,590,980	$(110,338,003)	$(1,205,316)	$(10,577,286)	$1,470,375

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged (d)	Cash Collateral Pledged	Net Amount of Derivative Liabilities (e)(f)
Bank of America N.A.	$15,653,944	$(8,591,027)	$—	$—	$7,062,917
Barclays Bank PLC	20,801,252	(3,409,262)	(8,400,323)	—	8,991,667
BNP Paribas S.A.	11,292,532	(6,259,043)	(5,033,489)	—	—
Citibank N.A.	25,741,656	(16,934,161)	(1,923,039)	—	6,884,456
Credit Suisse International	24,605,753	(13,091,656)	(11,514,097)	—	—
Deutsche Bank AG	11,144,692	(11,144,692)	—	—	—
Goldman Sachs International	21,017,756	(6,223,651)	—	—	14,794,105
HSBC Bank USA N.A.	1,212,242	(1,212,242)	—	—	—
JPMorgan Chase Bank N.A.	21,700,872	(10,637,477)	(6,189,945)	—	4,873,450
Morgan Stanley & Co. International PLC	26,345,434	(19,584,854)	(6,760,580)	—	—
Nomura International PLC	2,138,138	(2,138,138)	—	—	—
Societe Generale	6,413,484	(6,413,484)	—	—	—
UBS AG	4,698,316	(4,698,316)	—	—	—

	$192,766,071	$(110,338,003)	$(39,821,473)	$—	$42,606,595

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

(f)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Asset-Backed Securities	$—	$86,217,973	$—	$86,217,973
Capital Trusts (a)	—	132,333,926	—	132,333,926
Common Stocks:
Australia	—	11,633,337	7,410,114	19,043,451
Austria	—	8,862,023	—	8,862,023
Belgium	—	16,109,080	—	16,109,080
Brazil	22,349,127	—	—	22,349,127
Canada	124,001,007	—	—	124,001,007
Chile	1,935,840	—	—	1,935,840
China	138,576,157	398,862,138	—	537,438,295
Denmark	—	5,107,285	—	5,107,285
Finland	—	45,878,709	—	45,878,709
France	—	425,472,619	—	425,472,619
Germany	—	214,852,216	—	214,852,216
Hong Kong	—	196,080,327	—	196,080,327
India	—	131,784,576	—	131,784,576
Indonesia	—	6,159,667	—	6,159,667
Italy	—	264,780,718	—	264,780,718
Japan	—	547,798,263	—	547,798,263
Mexico	638,493	—	—	638,493
Netherlands	90,648,748	264,769,423	—	355,418,171
Poland	—	194,432	—	194,432
Portugal	—	5,022,514	—	5,022,514
Saudi Arabia	—	96,429	—	96,429
Singapore	—	75,988,836	—	75,988,836
South Africa	—	1,489,980	—	1,489,980
South Korea	—	30,076,363	—	30,076,363
Spain	—	56,091,708	—	56,091,708
Sweden	—	1,040,336	—	1,040,336
Switzerland	4,634,923	247,536,352	—	252,171,275
Taiwan	—	194,221,285	—	194,221,285
Thailand	—	13,502,191	—	13,502,191
Turkey	—	2,264,165	—	2,264,165
United Arab Emirates	—	—	29	29
United Kingdom	1,339,085	297,982,187	24,309,907	323,631,179
United States	8,169,622,345	62,962,055	850,283	8,233,434,683
Corporate Bonds (a)	10,083,608	1,167,868,487	178,744,743	1,356,696,838
Floating Rate Loan Interests (a)	—	102,712,243	7,978,383	110,690,626
Foreign Agency Obligations (a)	—	2,067,992,554	—	2,067,992,554
Investment Companies	1,025,168,878	—	—	1,025,168,878
Money Market	19,926,769	—	—	19,926,769
Non-Agency Mortgage-Backed Securities	—	16,983,777	—	16,983,777
Options Purchased	121,140,287	53,353,971	—	174,494,258
Preferred Stocks (a)	4,666,474	—	189,141,583	193,808,057
Time Deposits (a)	—	21,400,613	—	21,400,613
Trust Preferreds (a)	41,967,621	—	—	41,967,621
U.S. Government Sponsored Agency Securities	—	547,368,832	—	547,368,832
U.S. Treasury Obligations	—	3,731,912,114	—	3,731,912,114
Unfunded Floating Rate Loan Interests (b)	—	—	31,820	31,820

Liabilities:
Investments:
TBA Sale Commitments	$—	$(343,057,980)	$—	$(343,057,980)
Investments Sold Short	(16,203,271)	—	—	(16,203,271)

Subtotal	$9,760,496,091	$11,111,705,724	$408,466,862	$21,280,668,677

Investments Valued at NAV (c)				449,935,844

Total Investments				$21,730,604,521

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments (d)
Assets:
Credit contracts	$—	$11,027,321	$—	$11,027,321
Equity contracts	13,277,118	1,716,346	—	14,993,464
Forward foreign currency contracts	—	68,520,663	—	68,520,663
Interest rate contracts	8,961,269	15,883,606	—	24,844,875
Liabilities:
Credit contracts	—	(2,789,731)	—	(2,789,731)
Equity contracts	(162,121,521)	(42,125,172)	—	(204,246,693)
Forward foreign currency contracts	—	(131,353,927)	—	(131,353,927)
Interest rate contracts	(1,707,707)	(67,873,025)	—	(69,580,732)

	$(141,590,841)	$(146,993,919)	$—	$(288,584,760)

(a)	See above Consolidated Schedule of Investments for values in each country.
(b)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(c)	As of April 30, 2020, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(d)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating rate Loan Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of October 31, 2019	$37,705,545	$177,284,776	$—	$156,271,267	$—	$371,261,588
Transfers into Level 3.	32,700,907	—	7,098,902	—	—	39,799,809
Transfers out of Level 3	(11,379,238)	—	—	—	—	(11,379,238)
Accrued discounts (premiums)	—	(138,603)	—	—	—	(138,603)
Net realized gain (loss)	1,730,740	—	—	74	—	1,730,814
Net change in unrealized appreciation (depreciation)(a)(b)	(50,918,274)	(1,438,917)	(7,075,519)	21,143,494	31,820	(38,257,396)
Purchases	24,716,038	3,037,487	7,955,000	23,509,739	—	59,218,264
Sales	(1,985,385)	—	—	(11,782,991)		(13,768,376)

Closing Balance, as of April 30, 2020	$32,570,333	$178,744,743	7,978,383	189,141,583	$31,820	$408,466,862

Net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020(b)	$(50,918,274)	$(1,438,917)	$(7,075,519)	21,143,601	$31,820	$(38,257,289)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at April 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) April 30, 2020	BlackRock Global Allocation Fund, Inc.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $39,767. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approaches	Unobservable Inputs	Range of Unobservable Inputs Utilized (a)	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$32,570,304	Market	Revenue Multiple	2.55x - 12.75x	2.89x
			EBITDA	27.00x	—
			Time to Exit	2.1 years	—
			Volatility	48%	—
		Income	Discount Rate	16%	—
Corporate Bonds	178,744,298	Income	Discount Rate	16% - 27%	17%
Floating Rate Loan Interests	7,970,910	Income	Discount Rate	11%	—
Preferred Stocks (b)(c)	189,141,583	Market	Revenue Multiple	6.25x – 12.75x	10.40x
			Time to Exit	2.1 years -3.0 years	2.3 years
			Volatility	48% - 61%	50%

Total	$408,427,095

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period ended April 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $36,617,777 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period ended April 30, 2020, the valuation technique for investments classified as Preferred Stocks amounting to $39,787,953 changed to Current Value Method. The investments were previously valued utilizing Probability-Weighted Expected Return Method. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULE OF INVESTMENTS	39

Consolidated Statement of Assets and Liabilities  (unaudited)

April 30, 2020

BlackRock Global Allocation Fund, Inc.

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $435,617,975, cost — $19,123,219,627)	$21,213,922,385
Investments at value — affiliated (cost — $1,031,665,196)	875,911,567
Cash	56,666,607
Cash pledged for centrally cleared swaps	53,891,000
Foreign currency at value (cost — $1,618,032)	1,631,748
Receivables:
Investments sold	73,837,898
Options written	4,575,853
Securities lending income — affiliated	146,855
Swaps	175,445
TBA sale commitments	344,017,157
Capital shares sold	14,315,170
Dividends — affiliated	462,900
Dividends — unaffiliated	20,039,575
Interest — unaffiliated	22,870,282
Variation margin on futures contracts	9,897,585
Unrealized appreciation on:
Forward foreign currency exchange contracts	68,520,663
OTC swaps	1,716,346
Unfunded floating rate loan interests	31,820
Prepaid expenses	361,475

Total assets	22,762,992,331

LIABILITIES
Investments sold short at value (proceeds — $11,888,304)	16,203,271
Cash received:
Collateral — OTC derivatives	35,421,000
Collateral — Centrally cleared swaps	60
Cash collateral on securities loaned at value	449,576,845
Options written at value (premiums received — $186,401,586)	169,576,311
TBA sale commitments at value (proceeds — $344,017,157)	343,057,980
Payables:
Investments purchased	652,839,140
Swaps	3,793,084
Capital shares redeemed	37,216,901
Deferred foreign capital gain tax	1,063,228
Investment advisory fees	24,079,712
Directors’ and Officer’s fees	51,942
Options written	4,701,900
Other accrued expenses	6,377,723
Other affiliates	100,965
Service and distribution fees	3,978,699
Variation margin on futures contracts	3,914,318
Variation margin on centrally cleared swaps	217,520
Unrealized depreciation on:
Forward foreign currency exchange contracts	125,843,698
OTC swaps	1,968,160

Total liabilities	1,879,982,457

NET ASSETS	$20,883,009,874

NET ASSETS CONSIST OF
Paid-in capital	$18,254,027,110
Accumulated earnings	2,628,982,764

NET ASSETS	$20,883,009,874

NET ASSET VALUE
Institutional — Based on net assets of $7,305,918,696 and 398,821,997 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.32

Investor A — Based on net assets of $9,615,538,777 and 528,683,584 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.19

Investor C — Based on net assets of $2,396,351,040 and 148,154,635 shares outstanding, 2 billion shares authorized, $0.10 par value	$16.17

Class K — Based on net assets of $1,129,838,746 and 61,699,674 shares outstanding, 2 billion shares authorized, $0.10 par value	$18.31

Class R — Based on net assets of $435,362,615 and 25,283,307 shares outstanding, 2 billion shares authorized, $0.10 par value	$17.22

See notes to consolidated financial statements.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended April 30, 2020

BlackRock Global Allocation Fund, Inc.

INVESTMENT INCOME
Dividends — affiliated	$4,311,572
Dividends — unaffiliated	120,724,901
Interest — unaffiliated	89,060,821
Securities lending income — affiliated — net	1,331,286
Other income	294,120
Foreign taxes withheld	(5,343,471)

Total investment income	210,379,229

EXPENSES
Investment advisory	84,672,991
Service and distribution — class specific	27,863,879
Transfer agent — class specific	10,504,790
Accounting services	1,097,040
Custodian	859,438
Professional	250,910
Directors and Officer	169,491
Registration	134,077
Printing	127,063
Miscellaneous	181,860

Total expenses excluding dividend expense and fees	125,861,539
Dividend expense — unaffiliated	863,767
Stock loan fees	3,305

Total expenses	126,728,611
Less:
Fees waived and/or reimbursed by the Manager	(4,751,937)
Fees paid indirectly	(23,405)

Total expenses after fees waived and/or reimbursed and paid indirectly	121,953,269

Net investment income	88,425,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Capital gain distributions from investment companies — affiliated	156
Futures contracts	341,804,637
Forward foreign currency exchange contracts	(43,441,302)
Foreign currency transactions	5,069,453
Investments — affiliated	9,116,464
Investments — unaffiliated (net of $638,960 foreign capital gain tax)	709,298,709
Options written	24,654,365
Payment by affiliate	11,053
Short sales	(13,472)
Swaps	(3,563,304)

1,042,936,759

Net change in unrealized appreciation (depreciation) on:
Futures contracts	5,870,426
Forward foreign currency exchange contracts	(72,850,148)
Foreign currency translations	169,039
Investments — affiliated	(29,077,940)
Investments — unaffiliated (net of $3,370,956 foreign capital gain tax)	(1,407,831,247)
Options written	(12,761,245)
Short sales	(4,314,967)
Swaps	(21,760,750)
Unfunded floating rate loan interests	31,820

(1,542,525,012)

Net realized and unrealized loss	(499,588,253)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(411,162,293)

See notes to consolidated financial statements.

FINANCIAL STATEMENTS	41

Consolidated Statements of Changes in Net Assets

	BlackRock Global Allocation Fund, Inc.
	Six Months Ended 04/30/20 (unaudited)	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$88,425,960	$359,384,978
Net realized gain	1,042,936,759	1,657,511,891
Net change in unrealized appreciation (depreciation)	(1,542,525,012)	460,854,493

Net increase (decrease) in net assets resulting from operations	(411,162,293)	2,477,751,362

DISTRIBUTIONS(a)
Institutional	(325,461,010)	(740,960,412)
Investor A	(395,495,742)	(660,060,342)
Investor C	(112,087,094)	(268,550,116)
Class K	(45,415,301)	(81,596,844)
Class R	(21,757,706)	(44,354,639)

Decrease in net assets resulting from distributions to shareholders	(900,216,853)	(1,795,522,353)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,917,388,554)	(7,595,454,785)

NET ASSETS
Total decrease in net assets	(3,228,767,700)	(6,913,225,776)
Beginning of period	24,111,777,574	31,025,003,350

End of period	$20,883,009,874	$24,111,777,574

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc.

	Institutional
	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.36		$18.81	$20.39	$18.43	$19.88	$21.77

Net investment income(a)	0.10		0.30	0.28	0.25	0.25	0.26
Net realized and unrealized gain (loss)	(0.38)		1.45	(0.84)	2.12	(0.05)	(0.22)

Net increase (decrease) from investment operations	(0.28)		1.75	(0.56)	2.37	0.20	0.04

Distributions(b)
From net investment income	(0.12)		(0.22)	(0.32)	(0.26)	(0.15)	(0.45)
From net realized gain	(0.64)		(0.98)	(0.70)	(0.15)	(1.50)	(1.48)

Total distributions	(0.76)		(1.20)	(1.02)	(0.41)	(1.65)	(1.93)

Net asset value, end of period	$18.32		$19.36	$18.81	$20.39	$18.43	$19.88	(c)

Total Return(d)
Based on net asset value	(1.65	)%(e)(f)	9.96%	(2.94)%	13.10%	1.34%	0.31	%(c)

Ratios to Average Net Assets(g)
Total expenses	0.86	%(h)	0.85%	0.87%	0.90%	0.88%	0.87%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.82	%(h)	0.80%	0.80%	0.82%	0.80%	0.78%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.81	%(h)	0.80%	0.79%	0.80%	0.79%	0.78%

Net investment income	1.05	%(h)	1.59%	1.43%	1.28%	1.39%	1.28%

Supplemental Data
Net assets, end of period (000)	$7,305,919		$8,617,256	$12,963,106	$16,164,754	$16,122,793	$20,210,226

Portfolio turnover rate(i)	136%		156%	154%	110%	131%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.01%	0.01%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	136%	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	43

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor A
	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$19.23		$18.68	$20.26	$18.29	$19.76	$21.65

Net investment income(a)	0.07		0.24	0.23	0.19	0.20	0.21
Net realized and unrealized gain (loss)	(0.38)		1.46	(0.85)	2.11	(0.04)	(0.23)

Net increase (decrease) from investment operations	(0.31)		1.70	(0.62)	2.30	0.16	(0.02)

Distributions(b)
From net investment income	(0.09)		(0.17)	(0.26)	(0.18)	(0.13)	(0.39)
From net realized gain	(0.64)		(0.98)	(0.70)	(0.15)	(1.50)	(1.48)

Total distributions	(0.73)		(1.15)	(0.96)	(0.33)	(1.63)	(1.87)

Net asset value, end of period	$18.19		$19.23	$18.68	$20.26	$18.29	$19.76	(c)

Total Return(d)
Based on net asset value	(1.80	)%(e)(f)	9.71%	(3.24)%	12.77%	1.08%	0.02	%(c)

Ratios to Average Net Assets(g)
Total expenses	1.14	%(h)	1.13%	1.14%	1.18%	1.15%	1.14%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(h)	1.08%	1.07%	1.10%	1.08%	1.05%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.09	%(h)	1.08%	1.07%	1.07%	1.07%	1.05%

Net investment income	0.77	%(h)	1.29%	1.14%	1.00%	1.10%	1.01%

Supplemental Data
Net assets, end of period (000)	$9,615,539		$10,601,653	$10,547,464	$12,809,356	$13,447,603	$16,016,234

Portfolio turnover rate(i)	136%		156%	154%	110%	131%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.01%	0.01%	—%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	136%	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Investor C
	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$17.17		$16.82	$18.33	$16.57	$18.11	$20.00

Net investment income(a)	—	(b)	0.09	0.07	0.04	0.06	0.05
Net realized and unrealized gain (loss)	(0.34)		1.30	(0.76)	1.91	(0.04)	(0.21)

Net increase (decrease) from investment operations	(0.34)		1.39	(0.69)	1.95	0.02	(0.16)

Distributions(c)
From net investment income	(0.02)		(0.06)	(0.12)	(0.04)	(0.06)	(0.25)
From net realized gain	(0.64)		(0.98)	(0.70)	(0.15)	(1.50)	(1.48)

Total distributions	(0.66)		(1.04)	(0.82)	(0.19)	(1.56)	(1.73)

Net asset value, end of period	$16.17		$17.17	$16.82	$18.33	$16.57	$18.11	(d)

Total Return(e)
Based on net asset value	(2.19	)%(f)(g)	8.88%	(3.95)%	11.92%	0.36%	(0.73	)%(d)

Ratios to Average Net Assets(h)
Total expenses	1.89	%(i)	1.88%	1.88%	1.92%	1.89%	1.88%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(i)	1.83%	1.81%	1.84%	1.82%	1.79%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.84	%(i)	1.82%	1.81%	1.82%	1.82%	1.79%

Net investment income	0.01	%(i)	0.56%	0.38%	0.27%	0.37%	0.27%

Supplemental Data
Net assets, end of period (000)	$2,396,351		$3,143,501	$5,402,163	$7,545,249	$11,029,706	$14,085,089

Portfolio turnover rate(j)	136%		156%	154%	110%	131%	84%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.01%	0.01%	—%

(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	136%	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	45

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class K
	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
			2019	2018	2017	Period from 06/08/16 (a) to 10/31/16

Net asset value, beginning of period	$19.36		$18.80	$20.39	$18.44	$18.23

Net investment income(b)	0.10		0.31	0.30	0.27	0.08
Net realized and unrealized gain (loss)	(0.39)		1.46	(0.85)	2.12	0.13

Net increase (decrease) from investment operations	(0.29)		1.77	(0.55)	2.39	0.21

Distributions(c)
From net investment income	(0.12)		(0.23)	(0.34)	(0.29)	—
From net realized gain	(0.64)		(0.98)	(0.70)	(0.15)	—

Total distributions	(0.76)		(1.21)	(1.04)	(0.44)	—

Net asset value, end of period	$18.31		$19.36	$18.80	$20.39	$18.44

Total Return(d)
Based on net asset value	(1.66	)%(e)(f)	10.10%	(2.91)%	13.20%	1.15	%(e)

Ratios to Average Net Assets(g)
Total expenses	0.79	%(h)	0.78%	0.80%	0.82%	0.79%

Total expenses after fees waived and/or reimbursed and before paid indirectly	0.75	%(h)	0.73%	0.73%	0.74%	0.71%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	0.74	%(h)	0.72%	0.72%	0.72%	0.71%

Net investment income	1.11	%(h)	1.67%	1.53%	1.39%	1.06%

Supplemental Data
Net assets, end of period (000)	$1,129,839		$1,146,295	$1,326,617	$1,341,925	$604,611

Portfolio turnover rate(i)	136%		156%	154%	110%	131	%(j)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	Period from 06/08/16 (a) to 10/31/16
Investments in underlying funds	0.01%	—%	0.01%	0.01%	0.01%

(h)	Annualized.
(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (unaudited)	Year Ended October 31,
		2019	2018	2017	Period from 06/08/16 (a) to 10/31/16
Portfolio turnover rate (excluding MDRs)	136%	156%	154%	110%	131%

(j)	Portfolio turnover rate is representative of the Portfolio for the entire year.

See notes to consolidated financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Allocation Fund, Inc. (continued)

	Class R
	Six Months Ended 04/30/20 (Unaudited)		Year Ended October 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$18.24		$17.77	$19.32	$17.46	$18.96	$20.86

Net investment income(a)	0.04		0.17	0.15	0.13	0.14	0.13
Net realized and unrealized gain (loss)	(0.36)		1.38	(0.80)	2.01	(0.04)	(0.22)

Net increase (decrease) from investment operations	(0.32)		1.55	(0.65)	2.14	0.10	(0.09)

Distributions(b)
From net investment income	(0.06)		(0.10)	(0.20)	(0.13)	(0.10)	(0.33)
From net realized gain	(0.64)		(0.98)	(0.70)	(0.15)	(1.50)	(1.48)

Total distributions	(0.70)		(1.08)	(0.90)	(0.28)	(1.60)	(1.81)

Net asset value, end of period	$17.22		$18.24	$17.77	$19.32	$17.46	$18.96	(c)

Total Return(d)
Based on net asset value	(1.97	)%(e)(f)	9.35%	(3.56)%	12.42%	0.79%	(0.37	)%(c)

Ratios to Average Net Assets(g)
Total expenses	1.47	%(h)	1.46%	1.47%	1.50%	1.47%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.43	%(h)	1.41%	1.40%	1.42%	1.39%	1.40%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding dividend expense, interest expense, broker fees and expenses on short sales	1.42	%(h)	1.40%	1.39%	1.40%	1.39%	1.40%

Net investment income	0.44	%(h)	0.98%	0.81%	0.68%	0.79%	0.67%

Supplemental Data
Net assets, end of period (000)	$435,363		$603,073	$785,653	$1,060,273	$1,131,647	$1,186,678

Portfolio turnover rate(i)	136%		156%	154%	110%	131%	84%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2015.

(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	—%	0.01%	0.01%	0.01%	—%

(h)	Annualized.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 04/30/20 (unaudited)		Year Ended October 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	136%	156%	154%	110%	131%	82%

See notes to consolidated financial statements.

FINANCIAL HIGHLIGHTS	47

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Global Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Maryland corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $517,323,909, which is 2.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Recent Accounting Standards: The Fund adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended April 30, 2020. The adjusted cost basis of securities at October 31, 2019 is $21,758,799,568.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	49

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of April 30, 2020, certain investments of the Fund were fair valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (unaudited) (continued)

uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
BlackRock Global Allocation Fund, Inc	Opendoor GP II LLC	$15,910,000	$15,910,000	$15,941,820	$31,820

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Consolidated Statement of Assets and Liabilities. Securities segregated as collateral are denoted in the Consolidated Schedule of Investments. A fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Consolidated Statement of Operations. A fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Consolidated Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
BofA Securities, Inc.	$25,350,796	$(25,350,796)	$—
Citigroup Global Markets Inc.	10,082,724	(10,082,724)	—
Credit Suisse Securities (USA) LLC	11,660	(11,660)	—
Deutsche Bank Securities, Inc.	183,325	(183,325)	—
Goldman Sachs & Co	7,335,103	(7,335,103)	—
Jefferies LLC	1,238,604	(1,238,604)	—
JP Morgan Securities LLC	255,604,171	(255,604,171)	—
Morgan Stanley & Co LLC	1,071,509	(1,071,509)	—
National Financial Services LLC	15,395,792	(15,395,792)	—
Nomura Securities International Inc.	106,286,632	(106,286,632)	—
SG Americas Securities LLC	3,518,370	(3,518,370)	—
State Street Bank & Trust Company	9,539,289	(9,539,289)	—

	$435,617,975	$(435,617,975)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (unaudited) (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Currency swaps are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.75% of the average daily value of the Fund’s net assets.

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

For the six months ended April 30, 2020, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Class R	Total
$12,667,905	$13,878,931	$1,317,043	$27,863,879

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended April 30, 2020, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Total
$47,360	$76	$47,436

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended April 30, 2020, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Class K	Class R	Total
$12,705	$91,329	$44,625	$1,218	$1,886	$151,763

For the six months ended April 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Class R	Total
$3,146,835	$5,247,009	$1,557,405	$49,109	$504,432	$10,504,790

Other Fees: For the six months ended April 30, 2020, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $57,448.

For the six months ended April 30, 2020, affiliates received CDSCs as follows:

Investor A	Investor C	Total
$40,387	$30,922	$71,309

Expense Waivers and Reimbursements: The Manager contractually agreed to waive a portion of its investment advisory fees payable by the Fund through February 28, 2021, so that the Manager receives such fee as a percentage of average daily net assets of the Fund as follows:

First $10 Billion	0.75%
$10 Billion — $15 Billion	0.69
$15 Billion — $20 Billion	0.68
$20 Billion — $25 Billion	0.67
$25 Billion — $30 Billion	0.65
$30 Billion — $40 Billion	0.63
$40 Billion — $60 Billion	0.62
$60 Billion — $80 Billion	0.61
Greater than $80 Billion	0.60

The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund as defined in the 1940 Act the (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. During the six months ended April 30, 2020, the Manager waived $4,313,132 pursuant to this agreement.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. Prior to February 28, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended April 30, 2020, the Manager waived $16,650.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 28, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended April 30, 2020, the Manager waived $422,155 in investment advisory fees pursuant to this arrangement.

For the six months ended April 30, 2020, the Fund reimbursed the Manager $152,604 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Notes to Consolidated Financial Statements  (unaudited) (continued)

Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the six months ended April 30, 2020, the Fund paid BIM $281,426 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the six months ended April 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: During the six months ended April 30, 2020, the Fund received a reimbursement of $11,053, from an affiliate, which is included in payment by affiliate in the Consolidated Statement of Operations, related to an operating event.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended April 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$11,605,560	$—	$—

7.	PURCHASES AND SALES

For the six months ended April 30, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls, excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$25,178,416,756	$26,883,375,752
U.S. Government Securities	2,136,128,325	3,223,223,859

For the six months ended April 30, 2020, sales related to mortgage dollar rolls were $361,836,608.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended October 30, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of April 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$20,302,971,791

Gross unrealized appreciation	$3,211,508,153
Gross unrealized depreciation	(1,530,168,486)

Net unrealized appreciation	$1,681,339,667

9.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59

Notes to Consolidated Financial Statements  (unaudited) (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Consolidated Schedule of Investments.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 04/30/20		Year Ended 10/31/19
	Shares	Amount	Shares	Amount
Institutional
Shares sold	25,520,456	$477,754,216	65,547,601	$1,211,921,527
Shares issued in reinvestment of distributions	15,421,478	295,783,936	38,223,294	679,170,797
Shares redeemed	(87,111,834)	(1,614,988,319)	(348,120,063)	(6,489,291,802)

Net decrease	(46,169,900)	$(841,450,167)	(244,349,168)	$(4,598,199,478)

Investor A
Shares sold and automatic conversion of shares	34,414,324	$641,294,437	114,513,713	$2,131,384,710
Shares issued in reinvestment of distributions	19,304,228	368,131,617	34,806,478	615,764,480
Shares redeemed	(76,300,140)	(1,418,398,901)	(162,648,789)	(3,008,794,310)

Net decrease	(22,581,588)	$(408,972,847)	(13,328,598)	$(261,645,120)

Investor C
Shares sold	2,578,143	$42,749,212	7,512,871	$123,175,408
Shares issued in reinvestment of distributions	6,271,069	106,608,173	16,253,238	256,393,304
Shares redeemed	(43,738,261)	(727,137,420)	(161,893,916)	(2,696,127,334)

Net decrease	(34,889,049)	$(577,780,035)	(138,127,807)	$(2,316,558,622)

Class K
Shares sold	8,397,073	$156,790,369	15,405,222	$288,087,479
Shares issued in reinvestment of distributions	2,347,930	45,009,825	4,551,509	80,871,066
Shares redeemed	(8,254,960)	(156,087,863)	(31,310,151)	(589,431,669)

Net increase (decrease)	2,490,043	$45,712,331	(11,353,420)	$(220,473,124)

Class R
Shares sold	1,353,455	$23,985,011	4,070,448	$71,438,095
Shares issued in reinvestment of distributions	1,203,613	21,749,285	2,644,412	44,332,192
Shares redeemed	(10,332,636)	(180,632,132)	(17,862,274)	(314,348,728)

Net decrease	(7,775,568)	$(134,897,836)	(11,147,414)	$(198,578,441)

Total Net Decrease	(108,926,062)	$(1,917,388,554)	(418,306,407)	$(7,595,454,785)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Directors (the “Board”) of BlackRock Global Allocation Fund, Inc., on behalf of BlackRock Global Allocation Fund, Inc., met on November 12-13, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing a Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective December 31, 2019, Robert M. Hernandez retired as Director of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	63

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Form N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

NZD	New Zealand Dollar

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

ADR	American Depositary Receipts

CME	Chicago Mercantile Exchange

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

OTC	Over-the-Counter

PCL	Public Company Limited

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

SPDR	Standard & Poor’s Depository Receipts

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	65

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GA-4/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Allocation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Allocation Fund, Inc.

Date: July 2, 2020

3